                                                      Registration Nos. 33-80195
                                                                        811-9142

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ ]
     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No. 20                                      [X]


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
  Amendment No. 19                                                        [X]


                        (Check appropriate box or boxes.)

                         THE NAVELLIER PERFORMANCE FUNDS

               (Exact name of registrant as specified in charter)

          One East Liberty, Third Floor
          Reno, Nevada                                              89501
          ---------------------------------------               -------------
          (Address of Principal Executive Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code (800) 887-8671

                                  Arjen Kuyper
                         The Navellier Performance Funds
                          One East Liberty, Third Floor
                               Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                    Copy to:

                             Samuel Kornhauser, Esq.
                        Law Offices of Samuel Kornhauser
                         155 Jackson Street, Suite 1807
                             San Francisco, CA 94111
                                 (415) 981-6281

It is proposed that this filing will become effective:


      X  immediately upon filing pursuant to paragraph (b)
     ---



         60 days after filing pursuant to paragraph (a)(1)
     ---
         on (date) pursuant to paragraph (a)(1)
     ---
         75 days after filing pursuant to paragraph (a)(2)
     ---
         on (date) pursuant to paragraph (a)(2) of rule 485
     ---

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares

                              CROSS REFERENCE SHEET
                             (required by Rule 495)

Item No.                                            Location
--------                                           ----------------------------
                                     PART A
Item 1.   Front and Back Cover Pages.............  Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................  The Principal Risks; How the Portfolio
                                                   Has Performed

Item 3.   Risk/Return Summary: Fee Table.........  Fees and Expenses of the Portfolio

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................  Our Principal Strategy


Item 5.   Management's Discussion of Fund
          Performance............................  Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................  Who is Responsible for the Portfolios

Item 7.   Shareholder Information................  Account Policies; How to Buy, Sell and
                                                   Exchange Shares; Understanding Taxes;
                                                   Understanding Earnings

Item 8.   Distribution Arrangements..............  How to Buy, Sell and Exchange Shares

Item 9.   Financial Highlights Information........  Financial Highlights

                                     PART B

Item 10.  Cover Page and Table of Contents.......  Cover Page and Table of Contents

Item 11.  Fund History...........................  General Information and History
Item 12.  Description of the Fund and Its
          Investments and Risks..................  Investment Objectives and Policies

Item 13.  Management of the Fund.................  Trustees and Officers of the Fund

Item 14.  Control Persons and Principal
          Holders of Securities..................  Control Persons and Principal Holders
                                                   of Securities

Item 15.  Investment Advisory and Other
          Services...............................  The Investment Adviser, Distributor,
                                                   Custodian and Transfer Agent

Item 16.  Brokerage Allocations and Other
          Practices..............................  Brokerage Allocation and Other Practices

Item 17.  Capital Stock and Other
          Securities.............................  Capital Stock and Other Securities

Item 18.  Purchase, Redemption and
          Pricing of Shares......................  Purchase, Redemption, and Pricing of
                                                   Shares

Item 19.  Taxation of the Fund...................   Taxes

Item 20.  Underwriters...........................   Underwriters

Item 21.  Calculation of Performance Data........   Calculation of Performance
                                                    Data

Item 22.  Financial Statements...................   Financial Statements

                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.


                                EXPLANATORY NOTE
-------------------------------------------------------------------------------


The purpose of this filing is to separate the Prospectus for a class of shares - Class I shares - of the Navellier Mid Cap Growth Portfolio of the Fund. A Prospectus and Statement of Additional Information for the Class I shares of the Navellier Mid Cap Growth Portfolio are contained as part of this Registration Statement. The Prospectus and Statement of Additional Information for all other Portfolios of the Fund, including the non-Class I shares of the Navellier Mid Cap Growth Portfolio, are incorporated by reference to Registrant's Post-Effective Amendment No. 22 as filed on April 30, 2002.


The Registrant undertakes to update this Explanatory Note, as needed, each time a Post-Effective Amendment is filed.
--------------------------------------------------------------------------------

                        THE NAVELLIER PERFORMANCE FUNDS
                              [HUMAN HEAD GRAPHIC]

                     THE NAVELLIER MID CAP GROWTH PORTFOLIO
                                 CLASS I SHARES


      THIS PROSPECTUS CONTAINS INFORMATION PERTAINING ONLY TO THE NAVELLIER MID CAP GROWTH PORTFOLIO CLASS I SHARES AND INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN THE NAVELLIER PERFORMANCE FUNDS CURRENT STATEMENT OF ADDITIONAL INFORMATION, A COPY OF WHICH IS AVAILABLE, AT NO COST, ON REQUEST.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR ANY OTHER MUTUAL FUND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



       Investing for Long-Term
                Capital Growth                          [NAVELLIER LOGO]
              PROSPECTUS DATED
                   MAY 1, 2002

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INTRODUCING OUR PORTFOLIO...................................    4
MID CAP GROWTH PORTFOLIO....................................    5
FINANCIAL HIGHLIGHTS........................................    9
WHO IS RESPONSIBLE FOR THE PORTFOLIO........................   10
Investment Adviser..........................................   10
Distributor.................................................   10
ACCOUNT POLICIES............................................   10
UNDERSTANDING EARNINGS......................................   11
UNDERSTANDING TAXES.........................................   12
HOW TO BUY, SELL, AND EXCHANGE SHARES.......................   13
Buying shares...............................................   14
Selling shares..............................................   15
Exchanging shares...........................................   15
Buying or selling through selected broker-dealers...........   15
NEED TO KNOW MORE? (BACK COVER).............................   17



More detailed information on subjects covered in this prospectus are contained within the Statement of Additional Information (SAI). Investors seeking a more in-depth explanation of the Navellier Mid Cap Growth Portfolio should request the SAI to review before purchasing shares of the Portfolio.


Non-deposit investment products are not insured by the FDIC. They are not deposits nor are they obligations of or guaranteed by any bank or bank affiliate. They involve investment risks, including possible loss of the principal amount invested.

                 (THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY)

INTRODUCING OUR PORTFOLIO
--------------------------------------------------------------------------------

WHO SHOULD INVEST IN OUR PORTFOLIO?


The Navellier Mid Cap Growth Portfolio, like the other Navellier Performance Funds Portfolios, uses an aggressive investment style suitable for investors willing to accept more risk and tolerate more price fluctuations while seeking higher than average returns. The Portfolio is for investors who can keep their money invested for longer periods, preferably at least five years, without needing to rely on this money for other purposes. The Navellier Mid Cap Growth Portfolio is not suitable for investors seeking current income.


ONE INVESTMENT GOAL FOR ALL OUR PORTFOLIOS

All Navellier Performance Funds Portfolios have the same investment goal: to achieve long-term capital growth -- in other words, to increase the value of your investment over time. The investment goal of each Portfolio can only be changed with shareholder approval.

CLASS I SHARES

Class I shares are available for purchase at no load, by registered investment advisers or their clients or anyone else provided that such investor purchases a minimum of $250,000 of Class I shares of the Navellier Mid Cap Growth Portfolio. Class I shares are "no-load." This means there is no initial sales charge for buying or selling shares. There is also no Rule 12b-1 distribution fee and the Portfolio's adviser currently waives a percentage of its administrative fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the Portfolio's initial class of shares.

KEY DEFINITIONS

"We", "Us" and "Our" -- mean the Navellier Performance Funds.
"You" and "Your" -- mean the prospective investor.
"Fund" -- means all seven Navellier Performance Funds Portfolios.
"Portfolio" -- refers to the Mid Cap Growth Portfolio.
"Market capitalization" -- means the number of shares available for trading multiplied by the price per share.


LIMITED FEDERAL GUARANTEES



An investment in the Portfolio is not a bank deposit and has no FDIC protection. Please be aware that the Fund's investments in equity securities and money market securities have no FDIC protection.


                CUSTOMER ASSISTANCE PHONE NUMBER: 1-800-887-8671

               SHAREHOLDER AND ACCOUNT INQUIRIES: 1-800-622-1386

THE NAVELLIER MID CAP GROWTH PORTFOLIO                                     NRFCX

--------------------------------------------------------------------------------


THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING MAINLY IN STOCKS OF MID-CAPITALIZATION COMPANIES WITH THE POTENTIAL TO RISE IN PRICE.


OUR PRINCIPAL STRATEGY


The Portfolio is designed to achieve the highest possible returns while minimizing risk. Our selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. We use an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics.


We mainly buy stocks of companies which we believe are poised to rise in price. Our investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

We attempt to uncover stocks with strong return potential and acceptable risk characteristics. To do this, we use our proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above market average returns and risk levels which are reasonable for higher return rates.

Our research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks with the best combination of growth ratios are blended into a diversified portfolio.


Every quarter we evaluate our tests and re-weight their influence on the computer models as necessary. This allows us to continuously monitor which factors appear to be currently in favor in the financial markets. If a security does not meet the criteria of our reward/risk ratio and there are other available securities that do, we will probably sell the security that does not meet our criteria.


WHAT WE INVEST IN

Under normal conditions, the Portfolio invests at least 80% of its total assets in companies with market capitalization between $2 billion and $10 billion. The remaining 20% may be invested in other types of securities, such as:


     -- bonds, cash, or cash equivalents; and/or



     -- up to 15% of its total assets in foreign securities traded on the United
       States market,



     -- the Portfolio may invest more than 20% of its assets in other (non Mid
       Cap) securities for temporary defensive purposes, if we believe it will help protect the Portfolio from potential losses, or to meet shareholder redemptions.



The Portfolio has adopted a policy to provide the Portfolio's shareholders with at least sixty (60) days' advance written notice in plain English in the event of any change in investment policy.


THE PRINCIPAL RISKS


As with any mutual fund, there are risks to investing. We cannot guarantee we will meet our investment goals. Furthermore, it is possible that you may lose some or all of your money.



MARKET RISK Investment in common stocks is subject to the risks of changing economic, stock market, industry, and company conditions which could cause the Portfolio's stocks to decrease in value. The companies in the Portfolio are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than most securities. Because we invest aggressively, the Portfolio could experience more price volatility than less aggressive funds.


LIQUIDITY RISK Smaller capitalization stocks trade fewer shares than larger capitalization stocks. This may make shares more difficult to sell if there are not enough buyers. Although we do not anticipate liquidity problems, the potential risk exists. You should not invest in the Portfolio unless you are willing to accept this risk.



PORTFOLIO TURNOVER



Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the portfolio's performance. The more often stocks are traded, the more a portfolio will be charged brokerage commissions, dealer mark-ups, and other transaction costs that lower performance. In addition, sales of stocks may generate capital gains taxes. Thus a high portfolio turnover rate could increase costs and capital gains taxes, but may be necessary in order to attempt to maximize performance. We do not expect the Portfolio to have a turnover rate of more than 300% each year, and it may be lower. We will go higher if it will improve the Portfolio's performance.


FEES AND EXPENSES OF THE PORTFOLIO


This section will help you understand the fees and operating expenses of the Portfolio and how they may affect you. You pay the fees shown below directly to us when you buy or sell shares. Operating expenses are paid each year by the Portfolio.



FEES This table describes the fees you may pay if you buy and hold the Class I shares of the Portfolio. You pay no initial sales charges, contingent deferred sales charges or 12b-1 distribution fees to buy or sell Class I shares of the Mid Cap Growth Portfolio.



OPERATING EXPENSES PAID EACH YEAR BY THE PORTFOLIO This table describes the operating expenses you may pay if you buy and hold Class I shares of the Portfolio. Expenses are deducted from the Portfolio's income before dividends are paid. Some expenses are shared by all the Portfolios and are allocated on a pro rata basis.



                                       (as a % of average daily net assets)
Management Fees....................................................   0.84%
Distribution (and/or service) (12b-1) Fees.........................   0.00%
Other Expenses.....................................................   0.31%
  Administration Fees.......................................  0.10%
  Other Operating Expenses..................................  0.21%
Total Annual Portfolio Operating Expenses (before waiver)..........   1.15%
Expense Reimbursement..............................................   0.16%
Net Total Annual Portfolio Operating Expenses......................   0.99%(1)



(1) Reflects Navellier's contractual waiver of reimbursement of a portion of the Portfolio's administration and other operating expenses so that the net total annual operating expenses paid by the Portfolio do not exceed 0.99%. The Investment Adviser has also agreed to this partial waiver of reimbursement for the fiscal year ended December 31, 2002.



FEE EXAMPLE This example is intended to help you compare the cost of investing in the Class I shares of the Portfolio with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Class I shares of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. This example uses net annual operating expenses for the first year and total operating expenses (i.e., without the administration fee waiver) for 3 years, 5 years and 10 years. Assuming the Adviser continues to reimburse the Portfolio, your actual expenses could be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 year.........................  $  101
3 years........................  $  350
5 years........................  $  618
10 years.......................  $1,383


HOW THE PORTFOLIO HAS PERFORMED


The charts below give some indication of the risks or rewards of investing in the Mid Cap Growth Portfolio.



YEAR BY YEAR TOTAL RETURN This chart shows how the Portfolio's performance has changed from year to year. Fees are not included in this chart. If they were, the Portfolio's returns would be less than those shown.



The effective date of the Class I shares was February 2, 2000. The year by year total return graph and average annual returns table show performance of the initial non-institutional class of shares of the Mid Cap Growth Portfolio from their inception of November 26, 1996 through December 31, 2000 and the performance of the Class I shares for the year 2001. The performance of the initial non-institutional class of shares of the Mid Cap Growth Portfolio reflect the deduction of the 12b-1 distribution fee as well as different fee waiver arrangements than those that are in place for the Class I shares.

                                 MID CAP GROWTH

                                 CLASS I SHARES


                                                                     MID CAP GROWTH CLASS I SHARES
                                                                     -----------------------------
2000                                                                              0.31
2001                                                                            -26.82


*Since inception November 26, 1996.



AVERAGE ANNUAL RETURNS This chart compares the Portfolio's average annual returns to the Russell Mid Cap Growth Index for the same time period. This information may help provide an indication of the Portfolio's risks and potential rewards. All figures assume reinvestment of dividends and distributions. The Portfolio's past performance is not a guarantee of how it will perform in the future.



NAVELLIER                                                                                 RUSSELL     RUSSELL
PERFORMANCE FUNDS              RETURN                              RETURN AFTER TAXES     MID CAP       2000
MID CAP GROWTH                 BEFORE     RETURN AFTER TAXES      ON DISTRIBUTIONS AND     GROWTH      GROWTH
PORTFOLIO                      TAXES     ON DISTRIBUTIONS ONLY    SALE OF FUND SHARES     INDEX(2)    INDEX(3)
--------------------------------------------------------------------------------------------------------------
One Year.....................  -26.82%          -26.82%                  -16.20%           -20.15%      -9.23%
                               ------           ------                   ------            ------      ------
Five Year (annualized).......   19.60%           18.76%                   16.34%             9.02%       2.87%
                               ------           ------                   ------            ------      ------
Since Inception
  (annualized)(1)............   19.89%           19.02%                   16.58%           -18.24%     -17.83%
                               ------           ------                   ------            ------      ------



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The loss (if any) in the "Return after taxes on distributions and sale of fund shares" column above may be less than that shown in the

"Return after taxes on distributions only" column because it is assumed that the shareholder is subject to the highest federal marginal tax rates and the loss will offset other income that would have otherwise been subject to those higher marginal tax rates. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The index's returns reflect no deduction for fees, expenses or taxes. The Fund's past performance, before and after taxes, if not necessarily an indication of how the Fund will perform in the future.



(1)The effective date of the Class I shares was February 2, 2000. Performance was measured against the Russell Mid Cap Growth Index from February 2, 2000 through December 31, 2001.



(2)The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values.



(3)The Russell 2000 Growth Index measures the performance of those Russell 2000 securities with a greater-than-average growth orientation.



HIGHEST AND LOWEST QUARTERLY RETURNS This table shows the range of returns experienced by the Portfolio since it began operations on February 2, 2000.



3rd quarter 2000 - up 12.62%                                    1st quarter 2001 - down 22.46%

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                                             MID CAP GROWTH
                                                                                PORTFOLIO
                                             -------------------------------------------------------------------------------
                                                                 CLASS A                                  CLASS I
                                             ------------------------------------------------   ----------------------------
                                                                                                  FOR THE         FOR THE
                                                     FOR THE YEARS ENDED DECEMBER 31,            YEAR ENDED    PERIOD ENDED
                                             ------------------------------------------------   DECEMBER 31,   DECEMBER 31,
                                               2001       2000       1999      1998     1997        2001           2000*
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period.....  $  30.84   $  30.20   $  13.65   $12.43   $10.27     $ 30.95         $ 31.31
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)...............     (0.05)     (0.25)     (0.08)   (0.06)   (0.06)       0.05           (0.08)
Net Realized and Unrealized Gain (Loss) on
  Investments..............................     (8.32)      1.32(A)    17.40    1.59     2.75       (8.35)           0.15(A)
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations...........     (8.37)      1.07      17.32     1.53     2.69       (8.30)           0.07
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From Net Realized Gain.....................        --      (0.43)     (0.77)   (0.31)   (0.53)         --           (0.43)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Asset
  Value....................................     (8.37)      0.64      16.55     1.22     2.16       (8.30)          (0.36)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period...........    $22.47     $30.84     $30.20   $13.65   $12.43      $22.65          $30.95
----------------------------------------------------------------------------------------------------------------------------
Total Investment Return....................    (27.14)%     3.63%    126.97%   12.31%   26.18%     (26.82)%          0.31%(B)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2)......      1.34%      1.34%      1.49%    1.66%    2.00%       0.99%           0.99%(C)
Expenses Before Reimbursement (Note 2).....      1.50%      1.41%      1.69%    2.56%    3.27%       1.15%           1.06%(C)
Net Investment Loss After Reimbursement
  (Note 2).................................    (0.19)%    (0.87)%    (1.00)%  (0.38)%  (0.69)%       0.16%         (0.47)%(C)
Net Investment Income (Loss) Before
  Reimbursement (Note 2)...................    (0.35)%    (0.94)%    (1.23)%  (1.27)%  (1.96)%       0.00%(+)      (0.54)%(C)
----------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTARY DATA:
Portfolio Turnover Rate....................       261%       196%       208%     211%     163%        261%            196%
Net Assets at End of Period (in
  thousands)...............................  $165,561   $261,040   $137,108   $8,124   $8,373     $14,160         $24,947
Number of Shares Outstanding at End of
  Period (in thousands)....................     7,370      8,463      4,540      595      673         625             806
----------------------------------------------------------------------------------------------------------------------------



 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.


 (B) Total returns for periods of less than one year are not annualized.


 (C) Annualized


 *From Commencement of Operations February 2, 2000.

 (+)The net investment income ratio is less than 0.01%.


                       See Notes to Financial Statements.

WHO IS RESPONSIBLE FOR THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Navellier Management, Inc. is the Investment Adviser to the Mid Cap Growth Portfolio. Navellier is located at One East Liberty, Third Floor, Reno, Nevada, 89501.

LOUIS G. NAVELLIER has been the CEO and President of Navellier Management, Inc. since 1994. He has an aggressive investment style suitable only for investors willing to accept a little more risk and who can hold stocks long-term. Mr. Navellier developed a computer model based on an existing proven model, which identifies attractive stocks to meet the goals of the Portfolio. He has been advising Portfolio Managers based on his investment technique since 1987. Mr. Navellier has the final decision making authority on stock purchases and sales and is ultimately responsible for all decisions regarding the Portfolio.

ALAN ALPERS has been the Senior Portfolio Manager and Analyst for Navellier Management, Inc. since 1994. Mr. Alpers is the portfolio manager of and is responsible for the daily activities of the Portfolio. He believes that with Navellier's quantitative and fundamental analysis he can select stocks that will outperform the overall stock market without exposing investors to excessive risk.

DISTRIBUTOR

Navellier Securities Corp. is the Distributor for the Fund and is responsible for the sale and distribution of shares to individual shareholders, broker-dealers and investment advisers. Mr. Navellier is 100% owner of the Distributor.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

Here are some important details to know before investing in the Portfolio:


HOW WE PRICE SHARES


Shares are priced at net asset value (NAV). The net asset value is calculated by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the number of outstanding shares.


WHEN SHARES ARE PRICED


NAV calculations are made once each day, after the close of trading (4:00 p.m. Eastern Time). Shares are not priced on any national holidays or other days when the New York Stock Exchange (NYSE) is closed.


IMPORTANT INFORMATION ABOUT FOREIGN STOCK TRADES


Foreign stock trades may occur on days when the NYSE is closed. As a result, share values may change when you are unable to buy or sell shares.


NOTIFICATION OF CHANGES


You will be notified of any significant changes to the Portfolio in writing at least 90 days before the changes take effect.


WHEN STATEMENTS ARE SENT


We will send you an account statement at least quarterly.

EXCESSIVE TRADING


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.


MARKET TIMING


The Fund is not designed for market timing organizations or other entities using programmed or frequent exchanges. The Fund reserves the right to reject any specific purchase order, including an order made by a market timer. Any redemption that is made as a result of this activity will be subject to any and all redemption fees.

PLEASE NOTE: The Fund reserves the right to delay sending redemption proceeds for up to seven days.

UNDERSTANDING EARNINGS
--------------------------------------------------------------------------------

The Portfolio may pay you dividends or distributions. Here are some specifics about these earnings:


THREE KINDS OF DIVIDENDS


Dividends paid to you could be:


     -- a return of capital (a repayment of the money you invested);



     -- dividends or interest earned by shares of the securities in the Portfolio;



     -- capital gains earned by selling shares of stocks at a profit.



WHEN DIVIDENDS AND DISTRIBUTIONS ARE PAID


The Portfolio will distribute all of its net investment income and net realized capital gains (if any) once a year, usually in December.


YOUR CHOICE: SHARES OR CASH


You may choose to receive dividends or distributions in one of two ways:


     -- We will automatically reinvest your dividends and distributions in additional shares of the Portfolio, priced at the net asset value, unless you ask to be paid in cash. We have the right to alter this policy as long as we notify you at least 90 days before the record date for a dividend or distribution; or



     -- To be paid in cash, you must notify us in writing. Cash payments will be made by check, mailed to the same address as statements and confirmations, unless you instruct us otherwise in writing.



WHO RECEIVES A DIVIDEND


You are entitled to a dividend or distribution if you buy shares before the close of business (4 p.m. Eastern Time) on the record date (the day the dividend or distribution is declared). The Portfolio has the right to use this money until the date of payment to you.

UNDERSTANDING TAXES
--------------------------------------------------------------------------------


Distributions received in cash or additional shares of the Portfolio may be subject to federal income tax. The following are general rules concerning the tax consequences of investing in the Navellier Performance Funds Portfolios. Be sure to consult your tax adviser about the specific tax implications of your investments.



TAX CONSEQUENCES OF DIVIDENDS


Your dividends are taxable in the following ways:


     -- A return of capital is not taxable to you.



     -- Dividends and interest earned by the Portfolio are taxable to you as ordinary income.



     -- Capital gains distributions are taxable as long-term capital gains, regardless of how long you have held the shares. When you sell or exchange shares you will realize a capital gain or loss, depending on the difference between what your shares cost you and what you receive for them. A capital gain or loss will be long-term or short-term, depending on the length of time you held the shares.



WHEN DIVIDENDS ARE TAXABLE


Dividends are taxable in the year they are declared. You could, therefore, receive a dividend payment in January that is taxable in the previous year because it was declared in the previous year.


TAX EXCEPTIONS


Dividends will not be taxable in the year they are paid if the Portfolio is being held in a tax-advantaged account, such as an IRA.


GAINS AND LOSSES


If you sell or exchange shares, you will usually receive either a gain or a loss (based on the difference between what you paid for the shares and the price at which you sold or exchanged them). These gains and losses may be subject to federal income tax, are usually treated as capital gains, and will be either long-term or short-term depending on how long you held the shares.

REPORTING



You must report all dividends and redemptions. You may be subject to a 31% backup withholding, as required by law. (See the signature area of our application.) This amount will be credited against your federal income tax liabilities.


STATE AND LOCAL TAXES


Dividends may be subject to state and local taxes.

BE CAREFUL: TIMING CAN MAKE A DIFFERENCE.

Capital gains and dividends reduce the net asset value (NAV) of each Portfolio share. Before buying shares, be aware when dividends, including capital gains distributions, are expected to be paid. If they are paid shortly after you purchase shares, the value of your shares will be reduced and the dividend or distribution will be taxable to you, even though the account will have the same value before and after the distribution.

HOW TO BUY, SELL, AND EXCHANGE SHARES
--------------------------------------------------------------------------------

Here are some general rules to consider:


FOUR WAYS TO PLACE ORDERS


You may place an order with:


     -- your Investment Adviser



     -- the Distributor, Navellier Securities Corp.;



     -- the Transfer Agent, FBR National Bank & Trust; or



     -- one of our selected broker-dealers.


PURCHASE MINIMUMS

You may buy Class I shares of the Portfolio for:


     -- an initial amount of at least $250,000; and,



     -- additional investments of at least $100.


PRICING



You receive the next NAV calculated after your properly completed order is received.

DIVIDENDS



You will be credited with dividends for shares on the day you purchase them, but you will not be credited with dividends for shares on the day you sell them.


WHEN YOU RECEIVE YOUR MONEY


You may instruct us to deposit the proceeds of a sale into the Fund for Government Investors, an unaffiliated money market mutual fund, or you may instruct us to mail you the proceeds. Normally, we will mail your check within seven days of the redemption. (This generally applies in cases of very large redemptions, excessive trading or during unusual market conditions.) If you sell all your shares, you will receive an amount equal to the total value of the shares plus all declared but unpaid dividends. If you buy shares by check and sell them within the next 15 days, we may delay paying you until after the 15th day from the purchase date or until the check clears, whichever occurs first. You can avoid this delay if you wire money to buy shares.


RESTRICTIONS ON PHONE ORDERS


The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or any losses, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. You automatically receive telephone redemption and exchange privileges when you invest in the Fund. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying FBR National Bank & Trust of a change in your address before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice. If you or your financial institution transact business with the Fund over the telephone, you will generally bear the risk of any loss.


CHANGING THE TERMS


We can change any of the methods of buying or selling after giving you 30 days' written notice.

BUYING SHARES

BY MAIL


FILL OUT AN APPLICATION Complete an application naming the Portfolio in which you are investing and how much money is to be invested.



WRITE A CHECK  Make the check payable to "The Navellier Performance Funds."



SEND THE CHECK AND APPLICATION  Mail the check and application to:


     The Navellier Performance Funds
     c/o FBR National Bank & Trust
     4922 Fairmont Avenue
     Bethesda, MD 20814


Once your check and properly completed application are received, your shares will be bought at the next determined NAV. For example, if we receive your check after 4:00 p.m. Eastern time, the purchase will be made based on the shares' NAV of the next trading day. If additional information is required, your application will be considered incomplete until we have received it.


PLEASE NOTE:  No foreign checks are accepted.

BY WIRE


CALL YOUR BANK  Tell your bank to send wiring instructions including:



     -- indication that you are investing in Class I shares of The Navellier
       Performance Funds Mid Cap Growth Portfolio, and how much is to be invested in the Class I shares;



     -- your Navellier account number;



     -- the order number (if available);



     -- your name.



GIVE THE BANK WIRING INSTRUCTIONS  Send the wire transfer to:


     FBR National Bank & Trust
     Bethesda, MD
     Routing number 0550 71084
     For account of The Navellier Performance Funds
     Account number 029 385770


FOLLOW UP WITH A PHONE CALL You must follow up the wire with a phone call to us at 1-800-622-1386 or 1-301-657-1510 and tell us the amount you wired and the bank sending the wire.



PLEASE NOTE: you are responsible for any wiring charges from your bank. If we purchase shares based on your wiring instructions and have to cancel the purchase because your wire is not received, you may be liable for any loss the Portfolio may incur.


BY AUTOMATIC PLAN


MAKE MONTHLY PURCHASES You may make automatic monthly purchases of Portfolio shares directly from your bank account. Simply complete the automatic monthly withdrawal section of the application authorizing your bank to transfer money from your checking account to FBR National Bank & Trust. This is a free service, and you may discontinue it at any time.



PLEASE NOTE:  the Fund reserves the right to reject any purchase order.

SELLING SHARES

BY MAIL


SEND THE FOLLOWING INFORMATION  Send a written request including the:



     -- name of the Portfolio;



     -- account name and number;



     -- exact names of each registered account owner;



     -- number or dollar amount of shares to be sold (or indication that all shares are to be sold).


The mailing address is:

     The Navellier Performance Funds
     c/o FBR National Bank & Trust
     4922 Fairmont Avenue
     Bethesda, MD 20814

BY PHONE


MAKE A PHONE CALL Call FBR National Bank & Trust at 1-800-622-1386 before 4:00 p.m. Eastern Time to have your shares sold that day.



HAVE YOUR INFORMATION READY Provide the proper personal identification information requested of you. We reserve the right to refuse the order if we cannot reasonably confirm the authenticity of the instructions.


BY AUTOMATIC PLAN


MAKE REGULAR WITHDRAWALS If you have a total of $250,000 or more invested in Navellier Portfolios, you may instruct us to make monthly, quarterly, or annual payments of any amount above $1,000 to anyone you name. Shares will be sold on the last business day of each month. Contact us to arrange this service.


EXCHANGING SHARES

You may instruct us to exchange Class I shares for shares in another Navellier Performance Funds Portfolio (unless your state doesn't allow exchanges). We will do this by selling the Class I shares and buying shares in another portfolio. There are certain limitations:


     -- The amount must be at least $2,000 ($500 for IRAs) if you're exchanging into a Portfolio for the first time; or $100 if you have already bought shares in that Portfolio.



     -- You may make only one exchange within any 30-day period.



     -- You may make up to 10 exchanges per year; after the fifth one, there will be a $5 fee per exchange.


BUYING OR SELLING THROUGH SELECTED BROKER-DEALERS

You may buy or sell shares through selected broker-dealers. The shares will be bought at the next determined NAV after receiving the order. If you think an order should have been delivered to us before 4 p.m. Eastern time but it was not, you must resolve the issue directly with your broker-dealer. The broker-dealer is responsible for sending your order in promptly.


Certain broker-dealers may also impose transaction charges or fees for services. However, shares of the Fund purchased directly from the Fund will be free of any such transaction charges or service fees.

THE NAVELLIER PRIVACY POLICY
--------------------------------------------------------------------------------

As you know, when you invest in the Navellier Performance Funds, you share your nonpublic personal and financial information with us. Needless to say, we take your privacy very seriously. As an investment company we provide products and services that involve compiling personal and sensitive information about you. We believe you should know that we collect only the information necessary to provide our customers with a broad range of financial products and services as effectively and conveniently as possible. We only share this information with select business partners associated with the delivery of these products and services. We are committed to protecting your privacy and do not sell this information to any third party. If you have any questions about our privacy policy please call (800) 887-8671, and we will be happy to assist you.


OUR POLICY IS TO LIMIT HOW AND WITH WHOM WE WILL SHARE INFORMATION


We do not share information about you or our former clients with our affiliates or with service providers or other third parties except on the limited basis permitted by law. We may share information with our Transfer Agent or Custodian in order to administer your accounts through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. It is necessary for us to have your personal information so that we know how to contact you in order to answer questions or respond to requests for information from us. Your Social Security number and account number are used to help us protect your privacy. They allow us to verify that you are authorized to access your own account information.


WE DO NOT SELL LISTS OF OUR CLIENTS


We do not sell lists of our clients, nor do we disclose client information to marketing companies.

We do not share information with other companies, with the exception of those companies hired to provide specific services for us.


WE COLLECT ONLY THE INFORMATION NECESSARY TO DELIVER OUR PRODUCTS AND SERVICES


We collect only the information that helps us to serve your financial needs. This information helps us to provide you with exceptional customer service and to offer new products and services for our current and potential clients. This information also allows us to fulfill legal and regulatory requirements associated with our investment products.

We may collect nonpublic personal information about you from the following sources:


     -- Information we receive from you on applications or other forms, such as your name, address and account number;



     -- Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history.



HOW YOU CAN CORRECT AND UPDATE PERSONAL INFORMATION



If you need to update or correct any personal information, you may contact us at
(800) 887-8671.

NEED TO KNOW MORE?
--------------------------------------------------------------------------------

THE NAVELLIER PERFORMANCE PORTFOLIOS

Additional information is available free of charge in the Annual/Semi-Annual Report and the Statement of Additional Information (SAI). In our Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. The SAI is incorporated by reference (legally considered part of this document). Documents will be sent within 3 business days of receipt of request.

     The Navellier Performance Portfolios
     c/o Navellier Securities Corp.
     One East Liberty, Third Floor
     Reno, Nevada 89501
     1-800-887-8671
     Internet address: http://www.navellierperformancefunds.com


The Fund and its investment adviser and principal underwriter have adopted codes of ethics which restrict Fund personnel from investing in securities that may be purchased or held by the Fund.


Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SEC File Number-811-9142

                                 [GRAPHIC CM 2]

                                     PART B

                         THE NAVELLIER PERFORMANCE FUNDS

                     THE NAVELLIER MID CAP GROWTH PORTFOLIO

                                 CLASS I SHARES

                       STATEMENT OF ADDITIONAL INFORMATION


                                DATED May 1, 2002


            THIS STATEMENT OF ADDITIONAL INFORMATION PERTAINS ONLY TO
             THE NAVELLIER MID CAP GROWTH PORTFOLIO - CLASS I SHARES


   This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Mid Cap Growth Portfolio (Class I shares) of The Navellier Performance Funds (the "Fund"), dated May 1, 2002, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address c/o Navellier Securities, Corp., One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671.

               TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ................ 1

INVESTMENT OBJECTIVES AND POLICIES ............. 1

TRUSTEES AND OFFICERS OF THE FUND .............. 7

CONTROL PERSONS AND PRINCIPAL HOLDERS OF
  SECURITIES ...................................10

THE INVESTMENT ADVISER, DISTRIBUTOR,
  CUSTODIAN AND TRANSFER AGENT .................11

BROKERAGE ALLOCATION AND OTHER PRACTICES .......15

CAPITAL STOCK AND OTHER SECURITIES .............17

PURCHASE, REDEMPTION, AND PRICING OF SHARES ....19

TAXES ..........................................22

UNDERWRITERS ...................................26

CALCULATION OF PERFORMANCE DATA ................27

FINANCIAL STATEMENTS ...........................29

APPENDIX .......................................

                         GENERAL INFORMATION AND HISTORY

      The Fund is a business trust company organized under the laws of the State of Delaware on October 17, 1995.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVE OF THE NAVELLIER MID CAP GROWTH PORTFOLIO

      The Investment Objective of the Mid Cap Growth Portfolio ("Portfolio") is to achieve long-term growth of capital primarily through investment in mid cap companies with appreciation potential. The Mid Cap Growth Portfolio invests in equity securities traded in all United States markets including dollar denominated foreign securities traded in United States markets. It is a diversified portfolio, meaning it limits its investment in the securities of any single company (issuer) to a maximum of 5% of the Portfolio assets and further limits its investments to less than 25% of the Portfolio's assets in any one industry group. The Mid Cap Growth Portfolio seeks long term capital appreciation through investments in securities of mid cap companies (companies with market capitalization of between $2 Billion and $10 Billion) which the Investment Adviser feels are undervalued in the marketplace. Navellier Management, Inc. is the Investment Adviser for the Mid Cap Growth Portfolio. Navellier Securities Corp. is the principal distributor for the Mid Cap Growth Portfolio's shares. This Portfolio should not be considered suitable for investors seeking current income.

OTHER INVESTMENTS


      While under normal circumstances the Portfolio will invest at least 80% of its total assets in equity securities, the Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes, the Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, the Portfolio's holdings in such non-equity securities should not exceed 20% of the total assets of the Portfolio. If the Portfolio's assets, or a portion thereof, are retained in cash or money market funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or money market mutual funds such as the Fund for Government Investors. FBR National Bank & Trust is the Fund's Transfer Agent and Custodian. Cash deposits by the Fund in interest bearing instruments administered by FBR National Bank & Trust ("Transfer Agent") will only be deposited with the Transfer Agent if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market mutual fund investments have no FDIC protection and deposits in FBR National Bank & Trust interest bearing accounts have only $100,000 protection. Non-deposit investment products are not insured by the FDIC. They are not deposits or other obligations of or guaranteed by any bank or bank affiliate, and involve investment risks, including possible loss of the principal amount invested.


      It is anticipated that all of the Portfolio's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Portfolio has invested drops below investment grade, the Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.


      In determining the types of companies which will be suitable for investment by the Portfolio, the Investment Adviser will screen over 9,000 stocks and will take into account various factors and base its stock selection on its own modern portfolio theory concepts. The Portfolio invests primarily in what the Investment Adviser believes are undervalued common stocks believed to have long-term appreciation potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth or increased value. The Portfolio invests at least 80% of its total assets in equity securities of companies defined as Mid Cap (companies with capitalization of between $2 Billion and $10 Billion). The Portfolio will invest up to 100% of its capital in equity securities selected for their growth potential. The Investment Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. When selecting such stocks for investment by the Portfolio, the issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups.

LACK OF OPERATING HISTORY AND EXPERIENCE

      The Mid Cap Growth Portfolio went effective November 26, 1996. The Investment Adviser was organized on May 28, 1993. Although the Investment

Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Adviser still has overall responsibility for the administration of each of the Portfolios and oversees the administrative services performed by others as well as servicing customer's needs and, along with each Portfolio's Trustees, is responsible for the selection of such agents and their oversight. The Investment Adviser also has overall responsibility for the selection of securities for investment for each of the Portfolios.

      Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $4.5 billion in investor funds. Louis Navellier, the owner of the Investment Adviser, is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and owns other investment advisory entities which manage assets and/or act as sub-advisers, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Adviser intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which the Investment Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in one or more of the Portfolios of the Fund not being able to purchase or sell all shares which the Investment Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund Portfolios. Since the Investment Adviser will be trading on behalf of the various Portfolios of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc. and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Adviser will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

      An investment in shares of the Portfolio involves certain speculative considerations. There can be no assurance that the Portfolio's objective will be achieved or that the value of the investment will increase. The Portfolio intends to comply with the diversification and other requirements applicable to regulated investment companies under the Internal Revenue Code.


      INVESTMENT POLICIES The investment objectives and policies of the Portfolio are described in the Prospectus. The following general policies supplement the information contained in the Prospectus. Also following are other types of investments in which the Portfolio may invest.



      CERTIFICATES OF DEPOSIT Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.



      TIME DEPOSITS Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.



      BANKER'S ACCEPTANCES A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.


      COMMERCIAL PAPER Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.



      CORPORATE DEBT SECURITIES Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.



      UNITED STATES GOVERNMENT OBLIGATIONS Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.


      Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.


      STOCK INDEX FUTURES A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.


INVESTING IN SECURITIES OF FOREIGN ISSUERS

      Investments in foreign securities (those which are traded principally in markets outside of the United States), particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. Furthermore, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those countries. The securities of some foreign issuers and securities traded principally in foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. issuers and securities traded principally in U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than those charged in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities traded principally in foreign securities markets.

      The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Prices of securities of companies in emerging markets can be significantly more volatile than prices of securities of companies in the more developed nations of the world, reflecting the greater uncertainties of investing in less developed markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particular commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

      While to some extent the risks to the Portfolio of investing in foreign securities may be limited, since the Portfolio may not invest more than 15% of its net asset value in such securities and the Portfolio may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

      The Investment Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the Prospectus.


      INVESTMENT RESTRICTIONS The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.


      The following investment restrictions are fundamental policies of the Fund with respect to the Mid Cap Growth Portfolio and may not be changed except as described above. The Portfolio may not:

      1. Purchase any securities on margin; PROVIDED, HOWEVER, that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

      2. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

      3. Make securities loans, except that the Fund may make loans of the portfolio securities of the Portfolio, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

      4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

      5. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part in such activities.

      6. Purchase securities of companies for the purpose of exercising management or control.

      7. Participate in a joint or joint and several trading account in securities.

      8. Issue senior securities or borrow money, except that the Fund may (i) borrow money only from banks for the Portfolio for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for the Portfolio for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and
(b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

      9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

      10. Purchase for the Portfolio "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

      11. Invest more than 5% of the assets of the Portfolio in securities of any single issuer.


      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.



      PORTFOLIO TURNOVER The Portfolio's annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Navellier Mid Cap Growth Portfolio for the period January 1, 2001 through December 31, 2001 was 261%. The Fund will attempt to limit the annual portfolio turnover rate of the Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance. In Wisconsin an annual portfolio turnover rate of 300% or more is considered a speculative activity and under Wisconsin statutes could involve relatively greater risks or costs to the Fund.


      TRUSTEES AND OFFICERS OF THE FUND

      The Fund's Board of Trustees directs the business and affairs of each Portfolio of the Fund as well as supervises the Investment Adviser, Distributor, Transfer Agent and Custodian, as described below.

      The following information is provided with respect to each trustee and officer of the Fund:


                                POSITION(S) HELD WITH                           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                REGISTRANT AND ITS AFFILIATES                   DURING PAST FIVE YEARS
------------------              ------------------------------                  ----------------------
Louis Navellier(1)              Trustee and President of The                    Mr. Navellier is and has been
One East Liberty                Navellier Performance Funds.                    the CEO and President of Navellier
Third Floor                     Mr. Navellier is also the CEO,                  & Associates Inc., an investment
Reno, NV 89501                  President, Secretary, and Treasurer             management company since 1988;
Age: 44                         of Navellier Management, Inc., a                CEO and President of Navellier
                                Delaware corporation which is the               Management, Inc., an investment
                                Investment Adviser to the Fund.                 management company since May 10,
                                Mr. Navellier is also CEO, President,           1993; CEO and President of Navellier
                                Secretary, and Treasurer of Navellier           International Management, Inc.,
                                Securities Corp., the principal                 an investment management company,
                                underwriter of the Fund's shares.               since May 10, 1993; CEO and President
                                                                                of Navellier Securities Corp. since
                                                                                May 10, 1993; CEO and President of
                                                                                Navellier Fund Management, Inc.,
                                                                                an investment management company,
                                                                                since November 30, 1995; and has been
                                                                                editor of MPT Review from August 1987
                                                                                to the present and was publisher and
                                                                                editor of the predecessor investment
                                                                                advisory newsletter OTC Insight, which
                                                                                he began in 1980 and wrote through July
                                                                                1987.

Arnold Langsen(2)               Trustee (however, Professor Langsen             Professor Langsen is currently retired. Prior to
2206 209th Place N.E.           provides consulting services to                 the year 2000, he was Professor Emeritus
Sammamish, WA 98074             Navellier & Associates Inc.)                    of Financial Economics, School of
Age: 82                                                                         Business, California State University
                                                                                at Hayward (1973-1992); Visiting
                                                                                Professor, Financial Economics,

                                POSITION(S) HELD WITH                           PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                REGISTRANT AND ITS AFFILIATES                   DURING PAST FIVE YEARS
------------------              ------------------------------                  ----------------------
                                                                                University of California at Berkeley (1984-1987).

Barry Sander                    Trustee                                         Currently retired as of December 1, 1998,
1835 Ashland Mine Road                                                          formerly he was the President and CEO of Ursa
Ashland, OR 97520                                                               Major Inc., a stencil manufacturing firm
Age: 53                                                                         and had been for the past nine years.

Joel Rossman                    Trustee                                         Currently retired as of March 15, 1998.
2921 California                                                                 Formerly he was President and CEO of
San Francisco, CA 94115                                                         Personal Stamp Exchange, Inc., a
Age: 52                                                                         manufacturer, designer and distributor
                                                                                of rubber stamp products. He had been
                                                                                President and CEO of Personal Stamp Exchange
                                                                                for the preceding 10 years.

Jacques Delacroix               Trustee                                         Professor of Business Administration,
519 Chestnut                                                                    Leavy School of Business, Santa Clara
Santa Cruz, CA 95060                                                            University (1983-present)
Age: 59

Arjen Kuyper(1)                 Treasurer                                       Mr. Kuyper is COO of Navellier &
One East Liberty                                                                Associates, Inc. and has been since
Third Floor                                                                     September 1, 1998. Prior to that, he was
Reno, NV 89501                                                                  operations manager for Navellier & Associates,
Age: 45                                                                         Inc. since 1992 and operations manager for Navellier
                                                                                Management, Inc. and for Navellier Securities Corp.,
                                                                                since 1993.


(1)   This person is an interested person affiliated with the Investment
      Adviser.

(2) This person, although technically not an interested person affiliated with the Investment Adviser, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

                                    OFFICERS

      The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's three (3) disinterested Trustees are each compensated by the Fund with an annual fee, payable quarterly (calculated at an annualized rate), of $12,500. The Trustees' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Trustee receives reimbursement for actual expenses of attendance at Board of Trustees meetings.

      The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

      The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                               REMUNERATION TABLE


                                                                    AGGREGATE
                                                                   REMUNERATION
                                                                       FROM
                                                                    REGISTRANT
                                                                        AND
                                                                   FUND COMPLEX
                                                                  FOR THE FISCAL
                                                                    YEAR ENDED
                                      CAPACITY IN WHICH            DECEMBER 31,
                 NAME               REMUNERATION RECEIVED              2001
             -------------------------------------------------------------------
             Louis G. Navellier     Trustee, President
                                    and Chief Executive Officer     $     0.00
                                                                    ----------
             Barry Sander           Trustee                         $12,500.00
                                                                    ----------
             Arnold Langsen         Trustee                         $12,500.00
                                                                    ----------
             Joel Rossman           Trustee                         $12,500.00
                                                                    ----------
             Jacques Delacroix      Trustee                         $12,500.00
                                                                    ----------

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Louis Navellier is not a control person of the Fund or of any Portfolio.

                      THE INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

THE INVESTMENT ADVISER

      Navellier Management, Inc. acts as the Investment Adviser to the Mid Cap Growth Portfolio of the Fund. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Portfolio. Pursuant to a separate Administrative Services Agreement, the Investment Adviser provides each Portfolio of the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Custodian's and Transfer Agent's activities and each Portfolio's compliance with its reporting obligations. The Investment Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s). The Investment Adviser also provides each Portfolio of the Fund with a continuous investment program based on its investment research and management with respect to all securities and investments. The Investment Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the various portfolios of the Fund.

      The Investment Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). Louis G. Navellier is an affiliated person of the Fund and is also the sole owner of the Distributor, Navellier Securities Corp. Louis Navellier is also the sole shareholder of Navellier & Associates Inc. Navellier & Associates, Inc. is registered as an investment adviser with the Securities and Exchange Commission. Louis Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

      For information regarding the Fund's expenses and the fees paid to the Investment Adviser see "Fees and Expenses of the Portfolio" in the Prospectus.

      (a)THE INVESTMENT ADVISER

      The offices of the Investment Adviser (Navellier Management, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and only advises this Fund.

      (i) The following individuals own the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintain control over the Investment Adviser:

                                       SHARES OF       PERCENTAGE
                                   OUTSTANDING STOCK       OF
                                   OF THE INVESTMENT   OUTSTANDING
                NAME                    ADVISER          SHARES
                ----               -----------------     ------
              Louis G. Navellier         1,000            100%

      (ii) The following individuals are affiliated with the Fund, the Investment Adviser, and the Distributor in the following capacities:

              NAME                    POSITION
              ----                    --------
              Louis G. Navellier       Trustee and President of The Navellier
                                       Series Fund; Director, CEO, President,
                                       Secretary, and Treasurer of Navellier
                                       Management, Inc.,; Director, President,
                                       CEO, Secretary, and Treasurer of
                                       Navellier Securities Corp.; one of the
                                       Portfolio Managers of the Aggressive
                                       Growth Portfolio, the Mid Cap Growth
                                       Portfolio, the Aggressive Micro Cap
                                       Portfolio, the Large Cap Growth
                                       Portfolio, the Large Cap Value Portfolio,
                                       the Small Cap Value Portfolio and the
                                       Aggressive Small Cap Equity Portfolio.

              Alan Alpers              One of the Portfolio Managers of the
                                       Aggressive Growth Portfolio, the Mid Cap
                                       Growth Portfolio, the Aggressive Micro
                                       Cap Portfolio, the Large Cap Growth
                                       Portfolio, the Large Cap Value Portfolio,
                                       the Small Cap Value Portfolio and the
                                       Aggressive Small Cap Equity Portfolio.

              NAME                     POSITION
              ----                     --------
              Robert Barnes, Ph.D.     Consultant to Navellier Management, Inc.,
                                       the Investment Adviser for the Large Cap
                                       Growth Portfolio of The Navellier
                                       Performance Funds.

              Arjen Kuyper             Treasurer of The Navellier Performance
                                       Funds.

      (iii) The management fees payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund are payable monthly and are based upon 0.84% of the average daily net assets of the Mid Cap Growth Portfolio. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.


      Navellier Management, Inc. was paid investment advisory fees for the Mid Cap Growth Portfolio in the following amount for the fiscal year 2001:



                          NAVELLIER MID CAP GROWTH PORTFOLIO ("I SHARES ONLY)
                         ------------------------------------------------------
                          2001                          $156,890
                                                        --------

                          NAVELLIER MID CAP GRWOTH PORTFOLIO (ALL OTHER SHARES)
                         ------------------------------------------------------
                          2001                          $1,588,873
                                                        ----------



      The Investment Adviser has agreed to limit total annual Portfolio operating expenses for the Class I shares of the Mid Cap Growth Portfolio to 0.99% of average daily net assets until December 31, 2002.



      During the twelve month period ended December 31, 2001, the Investment Adviser paid operating expenses of $623,478 for the Mid Cap Growth Portfolio. The Investment Adviser may seek future reimbursement of all unreimbursed past expense incurred on behalf of the Fund. During the year ended December 31, 2001, the Adviser paid operating expenses of the Mid Cap Growth Portfolio totaling $623,478. Under the operating expense agreement, the Adviser requested, and the Mid Cap Growth Portfolio reimbursed $330,986 of such expenses.


      Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the applicable Portfolio, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

      The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or (iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.


      (iv) Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of 0.25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with FBR National Bank & Trust, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets. Currently, the Adviser waives a portion of its annual administration fee of 0.25% with respect to the Mid Cap Growth Portfolio.


      In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of

0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

      The Investment Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.




      The Fund and its investment Adviser and principal underwriter have adopted codes of ethics which prohibit Fund personnel from investing in securities that may be purchased or held by the Fund.

      Information about the Fund (including the SAI and codes of ethics) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund including information about the codes of ethics are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

      (b) THE DISTRIBUTOR

      The Fund's Distributor is Navellier Securities Corp., a Delaware Corporation organized and incorporated on May 10, 1993. Navellier Securities Corp. is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which this Fund's securities will be offered for sale by Distributor and will be registered with such agencies and governments before any Fund shares are sold by it. The Fund's shares will be continuously distributed by Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to a Distribution Agreement, dated October 17, 1995. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for any payments made to its registered representatives as well as the cost of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund. The Distributor receives no compensation from the Fund with respect to distribution of the Class I shares of the Portfolio.

      (c)THE CUSTODIAN AND TRANSFER AGENT

      FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. The Distributor shall be responsible for the review of applications in order to guarantee that all requisite and statistical information has been provided with respect to the establishment of accounts.

      (d)LEGAL COUNSEL

      The Law Offices of Samuel Kornhauser, 155 Jackson Street, Suite 1807, San Francisco California 94111 is legal counsel to the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


      In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Advisor. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.


      If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund.

      The Board of Trustees of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      The Board of Trustees will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Trustees will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

                              EXPENSES OF THE FUND

GENERAL

      Each Portfolio is responsible for the payment of its own expenses. These expenses are deducted from that Portfolio's investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Investment Adviser, the Custodian and the Transfer Agent; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal fees; auditing fees; printing and other expenses which are not directly assumed by the Investment Adviser under its investment advisory or expense reimbursement agreements with the Fund. General expenses which are not associated directly with a specific Portfolio (including fidelity bond and other insurance) are allocated to each Portfolio based upon their relative net assets. The Investment Adviser may, but is not obligated to, from time to time advance funds, or directly pay, for expenses of the Fund and may seek reimbursement of or waive reimbursement of those advanced expenses.

COMPENSATION OF THE INVESTMENT ADVISER

      The Investment Adviser presently receives an annual 0.84% fee for investment management of the Mid Cap Growth Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. The Investment Adviser also receives a 0.25% annual fee (a portion of which is currently being waived) for rendering administrative services to the Fund pursuant to an Administrative Services

Agreement and is entitled to reimbursement for operating expenses it advances for the Fund.

BROKERAGE COMMISSIONS

      The Investment Adviser may select selected broker-dealers to execute portfolio transactions for the Portfolios of the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. In addition, when selecting broker-dealers for Fund portfolio transactions, the Investment Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund.

                       CAPITAL STOCK AND OTHER SECURITIES

      The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

      Class I shares are available for purchase by registered investment advisers or their clients or anyone else, provided that such investor purchases a minimum of $250,000 of Class I shares of the Navellier Mid Cap Growth Portfolio. Class I shares are "no-load." This means there is no initial sales charge for buying or selling shares. There is also no Rule 12b-1 distribution fee and the Investment Adviser currently waives a percentage of its administrative fee. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for the Portfolio's initial class of shares.

                              DESCRIPTION OF SHARES

      The Fund is a Delaware business trust organized on October 17, 1995. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes ("Portfolios") of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Fund is offering shares of seven Portfolios, one of which--the Navellier Mid Cap Growth Portfolio--is described herein. The Navellier Mid Cap Growth Portfolio has two classes of shares. As described above, the Class I shares are available for purchase by registered investment advisers or their clients or anyone else, provided such investor makes a minimum, initial purchase per account of $250,000.


      The shares of each Portfolio, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of each Portfolio of the Fund when a shareholder's investment, as a result of redemptions in the Fund, falls below the minimum investment required by the Fund (see "Redemption of Shares"). Each share of a Portfolio is equal as to earnings, expenses, and assets of the Portfolio and, in the event of liquidation of the Portfolio, is entitled to an equal portion of all of the Portfolio's net assets. Shareholders of each Portfolio of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held, and will vote in the aggregate and not by Portfolio except as otherwise required by law or when the Board of Trustees determines that a matter to be voted upon affects only the interest of the shareholders of a particular Portfolio. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of any Portfolio for the purpose of electing or removing Trustees.


      All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

      Class I shares of the Mid Cap Growth Portfolio are sold on a continuous basis through the Distributor, the Transfer Agent, the Distributor's network of selected broker-dealers or the purchaser's investment adviser.

PURCHASE BY MAIL

      Investments in the Portfolio can be made directly to the Distributor or through the transfer agent--FBR National Bank & Trust--or through selected securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee.

TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Performance Funds." Mail the check along with the application to:

      The Navellier Performance Funds
      c/o FBR National Bank & Trust
      4922 Fairmont Avenue
      Bethesda, MD 20814

      Purchases by check will be credited to an account as of the date the Portfolio's net asset value is next determined after receipt of payment and a properly completed account application. Foreign checks will not be accepted.

      Purchase orders which do not specify the Portfolio in which an investment is to be made will be returned. (See "Purchase and Pricing of Shares--General Purchasing Information".) Net asset value per share is calculated once daily as of 4 p.m. E.S.T. on each business day. (See "Purchase and Pricing of Shares--Valuation of Shares".)

THE MID CAP GROWTH PORTFOLIO

      The shares of the Mid Cap Growth Portfolio are sold at their net asset value per share next determined after an order in proper form (i.e., a completely filled out application form) is received by the Transfer Agent.


      If an order for shares of the Portfolio is received by the Transfer Agent before 4:00 p.m. Eastern Time on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m. Eastern Time on the next business day. However, orders received by the Transfer Agent from the Distributor or from dealers or brokers after the net asset value is determined that day will receive such net asset value price if the orders were received by the Distributor or broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. Eastern Time). Shares are entitled to receive any declared dividends on the day following the date of purchase.


PURCHASES THROUGH SELECTED DEALERS


      Shares purchased through Selected Dealers will be effected at the net asset value next determined after the Selected Dealer receives the purchase order, provided that the Selected Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order before 4:00 p.m. Eastern Time on the day of determination. See "Valuation of Shares". If an investor's order is not transmitted and accepted before 4:00 p.m. Eastern Time, the investor must settle his or her entitlement to that day's net asset value with the Selected Dealer. Investors may also purchase shares of the Portfolio by telephone through a Selected Dealer by having the Selected Dealer telephone the Transfer Agent with the purchase order. Investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. However, shares of the Fund purchased directly from the Fund will be sold free of any transaction charges.


      Certain selected Dealers may effect transactions in shares of the Portfolio through the National Securities Clearing Corporation's Fund/SERV system.

      Purchases of shares through Selected Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. There is no sales load charged to the investor on purchases of the Portfolio, whether purchased through a Selected Dealer or directly through the Transfer Agent.

      Shareholders who wish to transfer Fund shares from one broker-dealer to another should contact the Fund at (800) 622-1386.


      REDEMPTION OF SHARES The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.


      The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

REDEMPTIONS BY TELEPHONE

      You automatically receive telephone redemption and exchange privileges when you invest in the Portfolio. Telephone redemption is not available for shares held in IRAs. Furthermore, you must wait 30 days after notifying FBR National Bank & Trust before selling your shares by telephone. Each Portfolio may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

FURTHER REDEMPTION INFORMATION

      Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Fund and / or the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Fund or the Transfer Agent to inquire what, if any, additional documentation may be required.

      The Fund reserves the right to modify any of the methods of redemption upon 30 days' written notice to shareholders.

      Under certain circumstances (i.e., when the applicable exchange is closed or trading has been restricted, etc.), the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash if a proper election pursuant to Rule 18f-1 of the Investment Company Act has been made by the Fund. Information as to those matters is set forth herein.

      Investors may redeem their shares and instruct the Fund or Transfer Agent, in writing or by telephone, to either deposit the redemption proceeds in the Fund for Government Investors, a regulated investment company administered by FBR National Bank & Trust, pending further instructions as to the investor's desire to subsequently reinvest in the Fund or the investor may direct some other disposition of said redemption proceeds.


      DETERMINATION OF NET ASSET VALUE As described in the Prospectus, the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. Eastern time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.



      VALUATION OF ASSETS In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

                                      TAXES

      In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

      Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

      If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends-received and net operating loss deductions) or "net capital gain" (the excess of its long-term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

                           DIVIDENDS AND DISTRIBUTIONS

      All dividends and distributions with respect to the shares of any Portfolio will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Portfolio prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as return of capital, ordinary income or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, each Portfolio retains the use and benefits of such monies as would be paid as cash dividends.

      Each Portfolio will distribute all of its net investment income and net realized capital gains, if any, annually in December.

      If a cash payment is requested with respect to the Portfolio, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

      The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. Each Portfolio intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

      Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the applicable Portfolio(s) unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

      The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following.)

      In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

      Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

      Dividends paid out of net investment income and net short-term capital gains of a Portfolio will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of a Portfolio's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Corporate shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction.

      Dividends paid out of the net capital gain of a Portfolio that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction. If shares of the Fund to which such capital gains dividends are attributable are held by a shareholder for less than 31 days and there is a loss on the sale or exchange of such shares, then the loss, to the extent of the capital gain dividend or undistributed capital gain, is treated as a long-term capital loss.

      All distributions, whether received in shares or cash, must be reported by each shareholder on his federal income tax return. Taxable dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been paid by the Fund and received by such shareholders on December 31 of the year if such dividend is actually paid by the Fund during January of the following year.

      Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

      The redemption of all or part of the shares of a series held by any shareholder will generally be treated as a sale or exchange unless the redemption fails to substantially reduce the shareholder's percentage ownership interest in the related Portfolio (determined for this purpose using certain specific rules of constructive ownership). Any redemption that does not substantially reduce a shareholder's percentage ownership interest in a Portfolio may be treated as a dividend.

      If a redemption is treated as a sale or exchange, the shareholder will generally recognize gain or loss measured by the difference between the redemption price and the basis of the shares. This gain will generally be treated as capital gain (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares).

      The exchange of the shares in one Portfolio for shares in another Portfolio will be treated as a taxable exchange for federal income tax purposes.

      On or before January 31 of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

      Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

      The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30% (or at a lower rate under an applicable United States income tax treaty).

      Each Portfolio will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Portfolio's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its net capital gain income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Portfolio's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of
(a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Portfolio is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

      The individual Portfolios will not be subject to tax in Delaware for any year in which they each qualify as a regulated investment company. They may, however, be subject to such tax for any year in which they do not so qualify and may be subject to tax in certain other states where they are deemed to be doing business. Moreover, distributions may be subject to state and local taxes. In those states which have income tax laws, the tax treatment of such Portfolios and the tax treatment of shareholders with respect to distributions may be different from the federal income tax treatment of such persons.

      The foregoing is a general summary of the federal income tax consequences of investing in the Fund to shareholders who are U.S. citizens or U.S. corporations. Shareholders should consult their own tax Advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax Advisers about consequences under foreign, state, local or other applicable tax laws.

                                  UNDERWRITERS

      The Fund's shares will be continuously distributed through Navellier Securities Corp. (the "Distributor") located at One East Liberty, Third Floor, Reno, Nevada 89501, pursuant to distribution agreements as amended, beginning October 17, 1995. The Distributor has been selling this Fund's shares since December 28, 1995.

      The Distributor acts as the sole principal underwriter of the Fund's shares. Through a network established by the Distributor, the Fund's shares may also be sold through selected investment brokers and dealers. For a description of the Distributor's obligations to distribute the Fund's securities, see "The Investment Adviser, Distributor, Custodian and Transfer Agent - Distributor."

      The following table sets forth the remuneration received by Navellier Securities Corp. ("NSC"), the Distributor, (which is wholly owned by Louis Navellier) for the following years:


                 UNDERWRITING
                 DISCOUNTS AND  COMPENSATION    BROKERAGE        OTHER
           YEAR   COMMISSIONS    REDEMPTIONS   COMMISSIONS    COMPENSATION*
           ----   -----------    -----------   -----------    -------------
           1995       $0              $0           $0           $      0
           1996       $0              $0           $0           $147,832
           1997       $0              $0           $0           $258,601
           1998       $0              $0           $0           $325,560
           1999       $0              $0           $0           $443,158
           2000       $0              $0           $0           $610,624
           2001       $0              $0           $0           $825,521


* These "other compensation" amounts are 12b-1 fees paid to NSC for all Navellier Performance Funds Portfolios.


      NO COMPENSATION IS PAID TO THE DISTRIBUTOR WITH RESPECT TO THE CLASS I SHARES OF THE MID CAP GROWTH PORTFOLIO.

                         CALCULATION OF PERFORMANCE DATA

      Performance information for each Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

      The average annual total return on such Portfolios represents an annualization of each Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment* ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the
Portfolio:

                                          n
                                 P (1 + T) = ERV

      In addition to the foregoing, each Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.


      The Navellier Mid Cap Growth Portfolio had a total return of -26.82% for the fiscal year 2001.


      Performance information for the Portfolios shall reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


      Each Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.


      As summarized in the Prospectus, the total return of each Portfolio may be quoted in advertisements and sales literature.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001

               AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 103.9%
AEROSPACE/DEFENSE -- 6.9%
    60,000  FLIR Systems, Inc.*            $    2,275,200
    75,000  Invision Technologies, Inc.*        2,234,250
    30,500  World Fuel Services Corp.             558,150
                                           --------------
                                                5,067,600
                                           --------------
AUDIO AND VIDEO PRODUCTS -- 1.9%
   100,000  Integrity, Inc.*                      630,000
    33,100  The Singing Machine Company,
              Inc.*                               750,046
                                           --------------
                                                1,380,046
                                           --------------
COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 6.8%
   100,000  Digital River, Inc.*                1,592,000
   127,000  Dynamics Research Corp.*            2,279,650
    50,000  Tier Technologies, Inc.*            1,078,000
                                           --------------
                                                4,949,650
                                           --------------
ENGINEERING AND CONSULTING SERVICES -- 6.6%
   100,000  First Consulting Group, Inc.*       1,550,000
   100,000  FTI Consulting, Inc.*               3,280,000
                                           --------------
                                                4,830,000
                                           --------------
FINANCIAL SERVICES -- 11.1%
    50,000  Deluxe Corp.                        2,079,000
   200,000  Interactive Data Corp.*             2,828,000
    60,000  The John Nuveen Co.                 3,208,800
                                           --------------
                                                8,115,800
                                           --------------
HEALTHCARE PRODUCTS AND SERVICES -- 3.0%
   125,000  MIM Corp.*                          2,225,000
                                           --------------
INDUSTRIAL GASES -- 4.1%
   200,000  Airgas, Inc.*                       3,024,000
                                           --------------
INSTRUMENTS -- 3.7%
    54,200  Neogen Corp.*                         981,020
    45,000  Waters Corp.*                       1,743,750
                                           --------------
                                                2,724,770
                                           --------------
MANUFACTURING -- 4.3%
   180,000  Griffon Corp.*                      2,700,000
    35,000  Sturm, Ruger & Co., Inc.              419,300
                                           --------------
                                                3,119,300
                                           --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 17.2%
    50,000  Boston Scientific Corp.*            1,206,000
   150,000  Cholestech Corp.*                   2,971,500
   100,000  Fischer Imaging Corp.*              1,204,000
    75,000  MedAmicus, Inc.*                    1,167,000
   100,000  Medical Action Industries
              Inc.*                             1,550,000
   150,000  Merit Medical Systems, Inc.*        2,802,000
   199,400  NMT Medical, Inc.*                  1,684,930
                                           --------------
                                               12,585,430
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
OFFICE EQUIPMENT AND SUPPLIES -- 1.9%
   150,000  Moore Corp.*                   $    1,425,000
                                           --------------
PAPER AND PACKAGING -- 4.8%
    50,000  Ball Corp.                          3,535,000
                                           --------------
PHARMACEUTICALS -- 9.0%
   134,000  Bradley Pharmaceuticals,
              Inc.*                             2,780,500
   250,000  Connectics Corp.*                   2,975,000
   100,000  SONUS Pharmaceuticals, Inc.*          808,000
                                           --------------
                                                6,563,500
                                           --------------
REAL ESTATE -- 2.9%
    50,000  Storage USA, Inc.                   2,105,000
                                           --------------
RESTAURANTS -- 2.9%
   100,000  Ryan's Family Steak Houses,
              Inc.*                             2,165,000
                                           --------------
RETAIL -- 13.1%
   200,000  Hollywood Entertainment
              Corp.*                            2,858,000
    75,000  Movie Gallery, Inc.*                1,827,000
   100,000  Ross Stores, Inc.                   3,208,000
   300,000  The Sports Authority, Inc.*         1,710,000
                                           --------------
                                                9,603,000
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 3.7%
    90,000  Itron, Inc.*                        2,727,000
                                           --------------
TOTAL COMMON STOCKS
  (COST $67,891,268)                           76,145,096
                                           --------------
MONEY MARKET FUNDS -- 5.8%
 4,226,045  Fund for Government Investors
              (Cost $4,226,045)                 4,226,045
                                           --------------
TOTAL INVESTMENTS -- 109.7%
  (COST $72,117,313)                           80,371,141
Liabilities in Excess of Other
  Assets -- (9.7)%                             (7,115,358)
                                           --------------
NET ASSETS -- 100.0%                       $   73,255,783
                                           ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                          $   76,387,941
  Accumulated Net Realized Loss on
    Investments                               (11,385,986)
  Net Unrealized Appreciation of
    Investments                                 8,253,828
                                           --------------
NET ASSETS                                 $   73,255,783
                                           ==============
NET ASSET VALUE PER SHARE
  (Based on 5,196,880 Shares
    Outstanding)                                   $14.10
                                           ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001 (continued)

               MID CAP GROWTH PORTFOLIO
-------------------------------------------------------
                                          Market Value
  Shares                                    (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 99.6%
AUTOMOTIVE -- 5.8%
    65,200  AutoZone, Inc.*              $    4,681,360
   157,000  Genuine Parts Co.                 5,761,900
                                         --------------
                                             10,443,260
                                         --------------
BANKING -- 3.4%
   122,000  North Fork Bancorporation,
              Inc.                            3,902,780
    90,000  SouthTrust Corp.                  2,220,300
                                         --------------
                                              6,123,080
                                         --------------
CASINO AND GAMING -- 2.1%
    55,000  International Game
              Technology*                     3,756,500
                                         --------------
CHEMICALS -- 2.1%
   135,000  Engelhard Corp.                   3,736,800
                                         --------------
COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 12.6%
    65,000  Affiliated Computer
              Services, Inc.*                 6,898,450
   239,000  Citrix Systems, Inc.*             5,415,740
    65,000  Electronic Arts, Inc.*            3,896,750
    96,000  Symantec Corp.*                   6,367,680
                                         --------------
                                             22,578,620
                                         --------------
DISTRIBUTION/WHOLESALE -- 2.0%
    85,000  Tech Data Corp.*                  3,678,800
                                         --------------
FINANCIAL SERVICES -- 10.1%
   163,000  Deluxe Corp.                      6,777,540
   170,000  H&R Block, Inc.                   7,599,000
    72,000  The John Nuveen Co.               3,850,560
                                         --------------
                                             18,227,100
                                         --------------
FOOD, BEVERAGE AND TOBACCO -- 4.9%
    95,000  Smithfield Foods, Inc.*           2,093,800
   145,000  Supervalu, Inc.                   3,207,400
   100,000  UST, Inc.                         3,500,000
                                         --------------
                                              8,801,200
                                         --------------
INSTRUMENTS -- 3.5%
   160,000  Waters Corp.*                     6,200,000
                                         --------------
MANUFACTURING -- 6.5%
   125,000  ITT Industries, Inc.              6,312,500
   115,400  Stanley Works                     5,374,178
                                         --------------
                                             11,686,678
                                         --------------
MEDICAL EQUIPMENT AND SUPPLIES -- 5.6%
   240,000  Cytyc Corp.*                      6,264,000
    95,000  Patterson Dental Co.*             3,888,350
                                         --------------
                                             10,152,350
                                         --------------
OIL AND GAS SERVICES -- 5.6%
    96,200  Enterprise Products
              Partners L.P.                   4,526,210
   145,000  Kinder Morgan Energy
              Partners L.P.                   5,483,900
                                         --------------
                                             10,010,110
                                         --------------

-------------------------------------------------------
                                          Market Value
  Shares                                    (Note 1)
-------------------------------------------------------
-------------------------------------------------------
PHARMACEUTICALS -- 1.9%
    60,000  Biovail Corp.*               $    3,375,000
                                         --------------
RESTAURANTS -- 7.9%
   193,000  Darden Restaurants, Inc.          6,832,200
   150,000  Tricon Global Restaurants,
              Inc.*                           7,380,000
                                         --------------
                                             14,212,200
                                         --------------
RETAIL -- 8.0%
   160,000  Family Dollar Stores, Inc.        4,796,800
   119,500  Ross Stores, Inc.                 3,833,560
   143,000  The TJX Companies, Inc.           5,699,980
                                         --------------
                                             14,330,340
                                         --------------
SEMICONDUCTORS AND RELATED -- 17.6%
   275,000  ATI Technologies, Inc.*           3,492,500
    70,000  KLA-Tencor Corp.*                 3,469,200
   120,000  Microchip Technology, Inc.*       4,648,800
   100,000  NVIDIA Corp.*                     6,690,000
   103,360  QLogic Corp.*                     4,600,554
    85,000  Semtech Corp.*                    3,033,650
    96,000  Synopsys, Inc.*                   5,670,720
                                         --------------
                                             31,605,424
                                         --------------
TOTAL COMMON STOCKS
  (COST $161,719,293)                       178,917,462
                                         --------------
MONEY MARKET FUNDS -- 1.1%
 2,004,437  Fund for Government Investors
            (Cost $2,004,437)                 2,004,437
                                         --------------
TOTAL INVESTMENTS -- 100.7%
  (COST $163,723,730)                       180,921,899
Liabilities in Excess of Other
  Assets -- (0.7)%                           (1,200,915)
                                         --------------
NET ASSETS -- 100.0%                     $  179,720,984
                                         ==============
NET ASSETS CONSIST OF:
  Paid-in Capital applicable to:
    Regular Class                        $  213,776,312
    I Class                                  23,701,418
  Accumulated Net Realized Loss on
    Investments                             (74,954,915)
  Net Unrealized Appreciation of
    Investments                              17,198,169
                                         --------------
NET ASSETS                               $  179,720,984
                                         ==============
  REGULAR CLASS                          $  165,560,939
                                         ==============
  I CLASS                                $   14,160,045
                                         ==============
NET ASSET VALUE PER SHARE:
  REGULAR CLASS
    (Based on 7,369,562 Shares
      Outstanding)                               $22.47
                                         ==============
  I CLASS
    (Based on 625,241 Shares
      Outstanding)                               $22.65
                                         ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001 (continued)

             AGGRESSIVE MICRO CAP PORTFOLIO
--------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
--------------------------------------------------------
COMMON STOCKS -- 97.2%
AEROSPACE/DEFENSE -- 3.6%
    22,500  EDO Corp.                     $      595,125
                                          --------------
AUTOMOTIVE -- 2.9%
    30,000  Aftermarket Technology
              Corp.*                             486,000
                                          --------------
BUILDING AND CONSTRUCTION -- 2.6%
    20,000  Hovnanian Enterprises, Inc.*         425,600
                                          --------------
CASINOS AND GAMING -- 4.5%
    30,000  Ameristar Casinos, Inc.*             751,500
                                          --------------
COMPUTER EQUIPMENT, SOFTWARE
  AND SERVICES -- 20.0%
    15,000  Activision, Inc. *                   390,150
    25,000  Borland Software Corp.*              391,500
    40,000  CryptoLogic, Inc.*                   710,000
    20,000  Electronics Boutique
              Holdings Corp.*                    798,800
    21,000  EPIQ Systems, Inc.*                  406,350
    28,000  Tier Technologies, Inc.*             603,680
                                          --------------
                                               3,300,480
                                          --------------
CONSUMER PRODUCTS AND
  SERVICES -- 2.9%
    10,000  Strayer Education, Inc               487,200
                                          --------------
ENGINEERING AND CONSULTING
  SERVICES -- 7.9%
    10,000  EMCOR Group, Inc.*                   454,000
    17,000  TRC Companies, Inc.*                 850,000
                                          --------------
                                               1,304,000
                                          --------------
FOOD, BEVERAGE AND TOBACCO -- 7.6%
    50,000  Cott Corp*                           795,000
     9,000  Panera Bread Co*                     468,360
                                          --------------
                                               1,263,360
                                          --------------
HEALTHCARE PRODUCTS AND
  SERVICES -- 4.0%
    30,000  Dynacq International, Inc.*          668,100
                                          --------------
MANUFACTURING -- 3.7%
    25,000  Matthews International Corp.         614,500
                                          --------------
MEDICAL EQUIPMENT AND
  SUPPLIES -- 5.8%
    20,000  CONMED Corp.*                        399,200
    15,000  Orthofix International N.V.*         556,537
                                          --------------
                                                 955,737
                                          --------------

--------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
--------------------------------------------------------
--------------------------------------------------------
OFFICE EQUIPMENT AND
  SUPPLIES -- 3.6%
    40,000  Global Imaging Systems,
              Inc.*                       $      597,200
                                          --------------
OIL AND GAS SERVICES -- 1.4%
    10,000  AmeriGas Partners, L.P               223,700
                                          --------------
RESTAURANTS -- 3.4%
    30,000  Landry's Restaurants, Inc.           559,500
                                          --------------
RETAIL -- 3.4%
    25,000  Circuit City Stores, Inc. --
              CarMax Group*                      568,500
                                          --------------
SEMICONDUCTORS AND RELATED -- 2.5%
    20,000  LTX Corp.*                           418,800
                                          --------------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 9.4%
    35,000  Catapult Communications
              Corp.*                             912,100
    21,000  Itron, Inc.*                         636,300
                                          --------------
                                               1,548,400
                                          --------------
TRANSPORTATION -- 8.0%
    22,000  Heartland Express, Inc.*             610,940
    37,500  Knight Transportation, Inc.*         704,250
                                          --------------
                                               1,315,190
                                          --------------
TOTAL COMMON STOCKS
  (COST $13,378,889)                          16,082,892
                                          --------------
TOTAL INVESTMENTS -- 97.2%
  (COST $13,378,889)                          16,082,892
   Other Assets Less Liabilities -- 2.8%         459,818
                                          --------------
NET ASSETS -- 100.0%                      $   16,542,710
                                          ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                         $   25,106,240
  Accumulated Net Realized Loss on
    Investments                              (11,267,533)
  Net Unrealized Appreciation of
    Investments                                2,704,003
                                          --------------
NET ASSETS                                $   16,542,710
                                          ==============
NET ASSET VALUE PER SHARE
  (Based on 716,234 Shares
    Outstanding)                                  $23.10
                                          ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001 (continued)

               SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 94.3%
APPAREL -- 2.2%
     3,200  K-Swiss, Inc.                  $   106,400
                                           -----------
AUTOMOTIVE -- 3.1%
     7,100  Lithia Motors, Inc.*               146,970
        50  Sonic Automotive, Inc.*              1,172
                                           -----------
                                               148,142
                                           -----------
BANKING -- 16.9%
     2,900  Arrow Financial Corp.               84,651
     2,700  East West Bancorp, Inc.             69,525
     3,500  Independent Bank Corp.              97,300
     3,800  MAF Bancorp, Inc.                  112,100
     5,300  Pacific Northwest Bancorp          108,438
     5,000  PennFed Financial Services,
              Inc.                             124,100
     2,100  Seacoast Banking Corp. of
              Florida                           97,440
     3,900  United Bankshares, Inc.            112,554
                                           -----------
                                               806,108
                                           -----------
BUILDING AND CONSTRUCTION -- 4.9%
     3,200  Beazer Homes USA, Inc.*            234,144
                                           -----------
CHEMICALS -- 2.3%
     5,300  Spartech Corp.                     108,915
                                           -----------
COMPUTER EQUIPMENT, SOFTWARE AND SERVICES -- 2.3%
     4,600  MCSi, Inc.*                        107,870
                                           -----------
ELECTRONICS -- 6.2%
     9,700  Baldor Electric Company            202,730
     3,200  Genlyte Group, Inc.*                95,232
                                           -----------
                                               297,962
                                           -----------
ENGINEERING AND CONSULTING SERVICES -- 4.2%
     4,400  EMCOR Group, Inc.*                 199,760
                                           -----------
FINANCIAL SERVICES -- 8.3%
     5,200  Charter Municipal Mortgage
              Acceptance Co.                    84,500
     3,800  F.N.B. Corp.                       100,130
    12,100  WSFS Financial Corp.               209,935
                                           -----------
                                               394,565
                                           -----------
FOOD, BEVERAGE AND TOBACCO -- 11.5%
     2,800  American Italian Pasta Co.*        117,684
     8,900  Del Monte Foods Co.*                75,739
     3,500  Nash-Finch Co.                     108,850
     3,900  Papa John's International,
              Inc.*                            107,172
     6,400  Smithfield Foods, Inc.*            141,056
                                           -----------
                                               550,501
                                           -----------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
INSURANCE -- 3.6%
     4,800  AmerUs Group Co.               $   172,032
                                           -----------
MANUFACTURING -- 9.2%
     6,600  AptarGroup, Inc.                   231,198
     5,900  CIRCOR International, Inc.         108,855
     4,300  Ocular Sciences, Inc.*             100,190
                                           -----------
                                               440,243
                                           -----------
PRINTING -- 4.2%
    10,400  Consolidated Graphics, Inc.*       200,200
                                           -----------
REAL ESTATE -- 7.4%
     8,000  Anthracite Capital, Inc.            87,920
     4,700  Forest City Enterprises, Inc.      181,890
     4,300  Thornburg Mortgage, Inc.            84,710
                                           -----------
                                               354,520
                                           -----------
RETAIL -- 4.8%
     5,600  Circuit City Stores,
              Inc. -- CarMax Group*            127,344
     2,500  Fred's, Inc.                       102,400
                                           -----------
                                               229,744
                                           -----------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 3.2%
    11,000  Cable Design Technologies
              Corp.*                           150,480
                                           -----------
TOTAL COMMON STOCKS
  (COST $4,172,967)                          4,501,586
                                           -----------
MONEY MARKET FUNDS -- 6.7%
   318,247  Fund for Government Investors
              (Cost $318,247)                  318,247
                                           -----------
TOTAL INVESTMENTS -- 101.0%
  (COST $4,491,214)                          4,819,833
Liabilities in Excess of Other
  Assets -- (1.0)%                             (45,845)
                                           -----------
NET ASSETS -- 100.0%                       $ 4,773,988
                                           ===========
NET ASSETS CONSIST OF:
  Paid-in Capital                          $ 4,158,086
  Accumulated Net Realized Gain on
    Investments                                287,283
  Net Unrealized Appreciation of
    Investments                                328,619
                                           -----------
NET ASSETS                                 $ 4,773,988
                                           ===========
NET ASSET VALUE PER SHARE
  (Based on 390,455 Shares Outstanding)         $12.23
                                           ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001 (continued)

               LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 98.9%
APPAREL -- 1.4%
     5,100  NIKE, Inc.                     $      286,824
                                           --------------
COMPUTER EQUIPMENT, SOFTWARE
  AND SERVICES -- 21.5%
    25,000  Dell Computer Corp.*                  679,500
     6,500  Electronic Data Systems Corp.         445,575
    21,600  Emulex Corp.*                         853,416
     6,000  International Business
              Machines Corp.                      725,760
    10,000  Microsoft Corp.*                      662,700
    27,800  Peoplesoft, Inc.*                   1,117,560
                                           --------------
                                                4,484,511
                                           --------------
CONSUMER PRODUCTS AND SERVICES -- 8.7%
    38,000  Cendant Corp.*                        745,180
    16,100  eBay, Inc.*                         1,077,090
                                           --------------
                                                1,822,270
                                           --------------
FINANCIAL SERVICES -- 15.9%
    19,800  Concord EFS, Inc.*                    649,044
     9,100  Fifth Third Bancorp                   560,378
     9,900  John Hancock Financial
              Services, Inc.                      408,870
    16,800  Loews Corp.                           930,384
     9,000  USA Education, Inc.                   756,180
                                           --------------
                                                3,304,856
                                           --------------
FOOD, BEVERAGE AND TOBACCO -- 2.5%
    10,000  General Mills, Inc.                   520,100
                                           --------------
HEALTHCARE PRODUCTS AND SERVICES -- 11.6%
    17,000  Tenet Healthcare Corp.*               998,240
     7,200  Johnson & Johnson                     425,520
    14,000  UnitedHealth Group, Inc.              990,780
                                           --------------
                                                2,414,540
                                           --------------
MANUFACTURING -- 4.2%
    15,000  Tyco International, Ltd.              883,500
                                           --------------
OIL AND GAS SERVICES -- 2.2%
     5,085  ChevronTexaco Corp.                   455,667
                                           --------------
RECREATIONAL VEHICLES -- 2.9%
    11,000  Harley-Davidson, Inc.                 597,410
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
RETAIL -- 19.7%
     9,000  Best Buy Co., Inc.*            $      670,320
    20,400  Costco Wholesale Corp.*               905,352
     5,850  Kohl's Corp.*                         412,074
    10,700  Lowe's Companies, Inc.                496,587
    16,700  Sears, Roebuck and Co.                795,588
    21,000  TJX Companies, Inc.                   837,060
                                           --------------
                                                4,116,981
                                           --------------
SEMICONDUCTORS AND RELATED -- 6.2%
     7,000  KLA-Tencor Corp.*                     346,920
    15,500  Linear Technology Corp.               605,120
    20,000  Taiwan Semiconductor
              Manufacturing Co., Ltd.
              ADR*                                343,400
                                           --------------
                                                1,295,440
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND SERVICES -- 2.1%
     8,500  QUALCOMM, Inc.*                       429,250
                                           --------------
TOTAL COMMON STOCKS (COST $19,042,837)
                                               20,611,349
                                           --------------
MONEY MARKET FUNDS -- 1.7%
   353,587  Fund for Government Investors
              (Cost $353,587)                     353,587
                                           --------------
TOTAL INVESTMENTS -- 100.6%
  (COST $19,396,424)                           20,964,936
Liabilities in Excess of Other
  Assets -- (0.6)%                               (130,111)
                                           --------------
NET ASSETS -- 100.0%                       $   20,834,825
                                           ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                          $   37,781,479
  Accumulated Net Realized Loss on
    Investments                               (18,515,166)
  Net Unrealized Appreciation of
    Investments                                 1,568,512
                                           --------------
NET ASSETS                                 $   20,834,825
                                           ==============
NET ASSET VALUE PER SHARE
  (Based on 1,252,561 Shares Outstanding)          $16.63
                                           ==============

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001 (continued)

               LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
COMMON STOCKS -- 98.0%
AEROSPACE/DEFENSE -- 4.4%
       900  Lockheed Martin Corp.          $    42,003
                                           -----------
AUTOMOTIVE -- 0.2%
        60  Genuine Parts Co.                    2,202
                                           -----------
CONSUMER PRODUCTS AND SERVICES -- 11.1 %
       950  Avon Products, Inc.                 44,175
     2,550  Cendant Corp.*                      50,006
       300  The Clorox Co.                      11,865
                                           -----------
                                               106,046
                                           -----------
FINANCIAL SERVICES -- 16.8%
       550  Bank of America Corp.               34,623
       700  Freddie Mac                         45,780
        50  H&R Block, Inc.                      2,235
       400  Household International, Inc.       23,176
       100  John Hancock Financial
              Services, Inc.                     4,130
       950  MBIA, Inc.                          50,948
                                           -----------
                                               160,892
                                           -----------
FOOD, BEVERAGE AND TOBACCO -- 14.4%
       100  General Mills, Inc.                  5,201
       750  Philip Morris Companies, Inc.       34,388
     2,100  Sara Lee Corp.                      46,683
     1,000  Wm. Wrigley Jr. Co.                 51,370
                                           -----------
                                               137,642
                                           -----------
HEALTHCARE PRODUCTS AND SERVICES -- 4.6%
       265  Johnson & Johnson                   15,661
       400  UnitedHealth Group, Inc.            28,308
                                           -----------
                                                43,969
                                           -----------
INDUSTRIAL GASES -- 4.9%
     1,000  Air Products & Chemicals,
              Inc.                              46,910
                                           -----------
INSURANCE -- 8.7%
     1,900  AFLAC, Inc.                         46,664
       400  CIGNA Corp.                         37,060
                                           -----------
                                                83,724
                                           -----------
MEDICAL EQUIPMENT AND SUPPLIES -- 5.2%
       300  Baxter International, Inc.          16,089
       345  Beckman Coulter, Inc.               15,284
       600  Biomet, Inc.                        18,540
                                           -----------
                                                49,913
                                           -----------

-------------------------------------------------------
                                           Market Value
  Shares                                     (Note 1)
-------------------------------------------------------
-------------------------------------------------------
OFFICE EQUIPMENT AND SUPPLIES -- 4.7%
        12  Imagistics International,
              Inc.*                        $       148
     1,200  Pitney Bowes, Inc.                  45,132
                                           -----------
                                                45,280
                                           -----------
RESTAURANTS -- 8.5%
     1,600  McDonalds Corp.                     42,352
       800  Tricon Global Restaurants,
              Inc.*                             39,360
                                           -----------
                                                81,712
                                           -----------
RETAIL -- 5.4%
     1,900  J.C. Penney Co., Inc.               51,110
                                           -----------
UTILITIES -- 9.1%
       300  American Electric Power Co.,
              Inc.                              13,059
       500  Cinergy Corp.                       16,715
       350  Consolidated Edison, Inc.           14,126
       400  Entergy Corp.                       15,644
       250  The Southern Co.                     6,337
       765  Xcel Energy, Inc.                   21,221
                                           -----------
                                                87,102
                                           -----------
TOTAL COMMON STOCKS
  (COST $928,428)                              938,505
                                           -----------
MONEY MARKET FUNDS -- 0.6%
     5,845  Fund for Government Investors
              (Cost $5,845)                      5,845
                                           -----------
TOTAL INVESTMENTS -- 98.6%
  (COST $934,273)                              944,350
    Other Assets Less Liabilities -- 1.4%       13,686
                                           -----------
NET ASSETS -- 100.0%                       $   958,036
                                           ===========
NET ASSETS CONSIST OF:
  Paid-in Capital                          $ 1,242,982
  Accumulated Net Realized Loss on
    Investments                               (295,023)
  Net Unrealized Appreciation of
    Investments                                 10,077
                                           -----------
NET ASSETS                                 $   958,036
                                           ===========
NET ASSET VALUE PER SHARE
  (Based on 107,817 Shares Outstanding)          $8.89
                                           ===========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
December 31, 2001 (continued)

          AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
COMMON STOCKS -- 96.2%
AEROSPACE/DEFENSE -- 1.3%
     5,200  FLIR Systems, Inc.*            $      197,184
                                           --------------
BUILDING AND CONSTRUCTION -- 3.0%
     6,200  Ryland Group, Inc.                    453,840
                                           --------------
CASINOS AND GAMING -- 7.3%
    15,200  Argosy Gaming Co.*                    494,304
    16,200  Multimedia Games, Inc,*               615,438
                                           --------------
                                                1,109,742
                                           --------------
COMPUTER EQUIPMENT, SOFTWARE
  AND SERVICES -- 22.3%
    13,000  CACI International, Inc.*             513,305
    19,400  Digital River, Inc.*                  308,848
    14,100  Drexler Technology Corp.*             335,157
    12,600  GTECH Holdings Corp.*                 570,654
    19,500  Intrado, Inc.*                        522,600
     9,700  Kronos, Inc.*                         469,286
    14,600  MCSi, Inc.*                           342,370
    23,800  TeleTech Holdings, Inc.*              341,054
                                           --------------
                                                3,403,274
                                           --------------
ENGINEERING AND CONSULTING
  SERVICES -- 2.1%
     9,600  FTI Consulting, Inc.*                 314,880
                                           --------------
FINANCIAL SERVICES -- 2.8%
    13,800  American Home Mortgage
              Holdings, Inc.                      166,980
    12,200  Capitol Federal Financial             254,248
                                           --------------
                                                  421,228
                                           --------------
HEALTHCARE PRODUCTS AND
  SERVICES -- 3.5%
    23,600  Dynacq International, Inc.*           525,572
                                           --------------
INDUSTRIAL GASES -- 2.1%
    21,200  Airgas, Inc.*                         320,544
                                           --------------
INSTRUMENTS -- 2.4%
    20,600  Neogen Corp.*                         372,860
                                           --------------
MEDICAL EQUIPMENT, SUPPLIES,
  AND SERVICES -- 6.8%
    21,200  Medical Actions Industries,
              Inc.*                               328,600
    28,250  Merit Medical Systems, Inc.*          527,710
    22,900  PSS World Medical, Inc.*              186,864
                                           --------------
                                                1,043,174
                                           --------------
OIL AND GAS SERVICES -- 1.9%
    17,300  Frontier Oil Corp.                    287,872
                                           --------------
PAPER AND PACKAGING -- 3.1%
     6,600  Ball Corp.                            466,620
                                           --------------
PHARMACEUTICALS -- 9.3%
    12,000  Amarin Corp. ADR*                     208,500
    22,200  Bradley Pharmaceuticals,
              Inc.*                               460,650
     6,800  D&K Healthcare Resources,
              Inc.                                387,260
    10,300  Priority Healthcare Corp.*            362,457
                                           --------------
                                                1,418,867
                                           --------------

---------------------------------------------------------
                                            Market Value
  Shares                                      (Note 1)
---------------------------------------------------------
---------------------------------------------------------
RECREATIONAL VEHICLES -- 2.9%
    11,900  Winnebago Industries, Inc.     $      439,586
                                           --------------
RESTAURANTS -- 2.0%
    14,400  Ryan's Family Steakhouses,
              Inc.*                               311,760
                                           --------------
RETAIL -- 9.8%
     6,500  Fred's, Inc.                          266,240
    13,000  Movie Gallery, Inc.*                  316,680
     6,600  99 Cents Only Stores*                 251,460
     8,700  Tractor Supply Co.*                   296,496
    15,200  The Wet Seal, Inc.*                   357,960
                                           --------------
                                                1,488,836
                                           --------------
SEMICONDUCTORS AND RELATED -- 6.2%
    21,900  ESS Technology, Inc.*                 465,594
    15,900  Microsemi Corp.*                      472,230
                                           --------------
                                                  937,824
                                           --------------
TELECOMMUNICATIONS EQUIPMENT AND
  SERVICES -- 5.2%
    11,100  Itron, Inc.*                          336,330
    12,900  Mobile Telesystems*                   460,014
                                           --------------
                                                  796,344
                                           --------------
TRANSPORTATION -- 2.2%
    12,100  Heartland Express, Inc.*              336,017
                                           --------------
TOTAL COMMON STOCKS
  (COST $13,240,892)                           14,646,024
                                           --------------
MONEY MARKET FUNDS -- 0.8%
   123,550  Fund for Government Investors
              (Cost $123,550)                     123,550
                                           --------------
TOTAL INVESTMENTS -- 97.0%
  (COST $13,364,442)                       $   14,769,574
Other Assets Less Liabilities -- 3.0%             462,424
                                           --------------
NET ASSETS -- 100.0%                       $   15,231,998
                                           ==============
NET ASSETS CONSIST OF:
  Paid-in Capital                          $   25,770,890
  Accumulated Net Realized Loss on
    Investments                               (11,944,024)
  Net Unrealized Appreciation of
    Investments                                 1,405,132
                                           --------------
NET ASSETS                                 $   15,231,998
                                           ==============
NET ASSET VALUE PER SHARE
  (Based on 1,786,322 Shares Outstanding)           $8.53
                                           ==============

------------------------------

* Non-income producing

ADR American Depository Receipts
                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

                                                            AGGRESSIVE       MID CAP       AGGRESSIVE
                                                              GROWTH          GROWTH        MICRO CAP
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).....................................  $     99,503    $    381,117    $    30,381
   Dividends net of withholding tax (Note 1).............       730,660       2,000,495        106,269
                                                           ------------    ------------    -----------
     Total Investment Income.............................       830,163       2,381,612        136,650
                                                           ------------    ------------    -----------
 EXPENSES
   Investment Advisory Fee (Note 2)......................       611,698       1,745,763        150,833
   Administrative Fee (Note 2)...........................       182,053         207,829         44,891
   Distribution Plan Fees -- Regular Class (Note 4)......       182,053         471,962         44,891
   Transfer Agent and Custodian Fee (Note 3).............       135,081         340,578         60,896
   Shareholder Reports and Notices.......................        31,343         125,905         17,017
   Registration Fees.....................................        20,788          83,492         27,742
   Insurance Fees........................................        14,748          44,704          3,231
   Audit Fees............................................         6,300           6,300          6,300
   Trustees' Fees and Expenses (Note 2)..................         7,143           7,143          7,143
   Legal Fees............................................         6,428           6,428          6,428
   Other Expenses........................................         4,014           8,928          2,170
                                                           ------------    ------------    -----------
     Total Expenses......................................     1,201,649       3,049,032        371,542
     Less Expenses Reimbursed by Investment Adviser (Note
       2)................................................      (116,613)       (330,986)      (103,993)
                                                           ------------    ------------    -----------
       Net Expenses......................................     1,085,036       2,718,046        267,549
                                                           ------------    ------------    -----------
 NET INVESTMENT LOSS.....................................      (254,873)       (336,434)      (130,899)
                                                           ------------    ------------    -----------
 Net Realized Loss on Investment Transactions............    (9,099,335)    (53,679,300)    (5,675,002)
 Change in Net Unrealized Appreciation of Investments....    (2,480,799)    (24,508,738)     1,785,959
                                                           ------------    ------------    -----------
 NET LOSS ON INVESTMENTS.................................   (11,580,134)    (78,188,038)    (3,889,043)
                                                           ------------    ------------    -----------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....  $(11,835,007)   $(78,524,472)   $(4,019,942)
                                                           ============    ============    ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2001

                                             SMALL CAP     LARGE CAP      LARGE CAP    AGGRESSIVE SMALL
                                               VALUE         GROWTH         VALUE         CAP EQUITY
                                             PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
 INVESTMENT INCOME
   Interest (Note 1).......................  $  12,238    $     25,644    $   2,886      $    33,246
   Dividends (Note 1)......................     56,822         205,903       19,668           39,091
                                             ---------    ------------    ---------      -----------
     Total Investment Income...............     69,060         231,547       22,554           72,337
                                             ---------    ------------    ---------      -----------
 EXPENSES
   Investment Advisory Fee (Note 2)........     33,640         222,132        8,862          159,727
   Administrative Fee (Note 2).............     10,012          66,111        2,954           47,538
   Distribution Plan Fees (Note 4).........     10,012          66,111        2,954           47,538
   Transfer Agent and Custodian Fee (Note
     3)....................................     47,232          72,751       43,075           75,836
   Organizational Expense (Note 1).........     18,360          18,360       18,360               --
   Registration Fees.......................     17,869          30,277       17,808           21,833
   Trustees' Fees and Expenses (Note 2)....      7,143           7,143        7,143            7,143
   Legal Fees..............................      6,429           6,429        6,429            6,429
   Audit Fees..............................      6,300           6,300        6,300           10,000
   Shareholder Reports and Notices.........      2,747          21,122        1,903           48,323
   Insurance Fees..........................        515           5,487          246            5,098
   Other Expenses..........................        723           3,444          416            1,339
                                             ---------    ------------    ---------      -----------
     Total Expenses........................    160,982         525,667      116,450          430,804
     Less Expenses Reimbursed by Investment
       Adviser (Note 2)....................   (101,311)       (131,647)     (99,907)        (147,478)
                                             ---------    ------------    ---------      -----------
       Net Expenses........................     59,671         394,020       16,543          283,326
                                             ---------    ------------    ---------      -----------
 NET INVESTMENT INCOME (LOSS)..............      9,389        (162,473)       6,011         (210,989)
                                             ---------    ------------    ---------      -----------
 Net Realized Gain (Loss) on Investment
   Transactions............................    441,104     (14,555,778)    (159,534)      (9,270,069)
 Change in Net Unrealized Appreciation/
   Depreciation of Investments.............     28,298       4,237,420      (28,830)       1,386,275
                                             ---------    ------------    ---------      -----------
 NET GAIN (LOSS) ON INVESTMENTS............    469,402     (10,318,358)    (188,364)      (7,883,794)
                                             ---------    ------------    ---------      -----------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...............  $ 478,791    $(10,480,831)   $(182,353)     $(8,094,783)
                                             =========    ============    =========      ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   AGGRESSIVE GROWTH                MID CAP GROWTH
                                                       PORTFOLIO                       PORTFOLIO
                                                  FOR THE YEARS ENDED             FOR THE YEARS ENDED
                                                     DECEMBER 31,                    DECEMBER 31,
                                             -----------------------------   -----------------------------
                                                 2001            2000            2001            2000
                                             -------------   -------------   -------------   -------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Loss.....................  $    (254,873)  $  (1,025,265)  $    (336,434)  $  (2,187,530)
   Net Realized Gain (Loss) on Investment
     Transactions..........................     (9,099,335)      5,128,839     (53,679,300)    (21,227,494)
   Change in Net Unrealized Appreciation of
     Investments...........................     (2,480,799)     (3,438,491)    (24,508,738)      6,031,902
                                             -------------   -------------   -------------   -------------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations...........    (11,835,007)        665,083     (78,524,472)    (17,383,122)
                                             -------------   -------------   -------------   -------------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Realized Gain:
       Regular Class.......................             --     (14,102,160)             --      (3,510,520)
       I Class.............................             --              --              --        (295,384)
                                             -------------   -------------   -------------   -------------
                                                        --     (14,102,160)             --      (3,805,904)
                                             -------------   -------------   -------------   -------------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares:
       Regular Class.......................    150,873,005     152,111,538     221,183,096     463,679,016
       I Class.............................             --              --       5,840,632      28,824,576
   Reinvestment of Distributions:
       Regular Class.......................             --      13,991,106              --       3,380,026
       I Class.............................             --              --              --         294,096
   Cost of Shares Redeemed:
       Regular Class.......................   (152,927,618)   (155,548,611)   (244,942,950)   (324,704,413)
       I Class.............................             --              --      (9,821,891)     (1,405,268)
                                             -------------   -------------   -------------   -------------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions...     (2,054,613)     10,554,033     (27,741,113)    170,068,033
                                             -------------   -------------   -------------   -------------
     TOTAL INCREASE (DECREASE) IN NET
       ASSETS..............................    (13,889,620)     (2,883,044)   (106,265,585)    148,879,007
 NET ASSETS -- Beginning of Year...........     87,145,403      90,028,447     285,986,569     137,107,562
                                             -------------   -------------   -------------   -------------
 NET ASSETS -- End of Year.................  $  73,255,783   $  87,145,403   $ 179,720,984   $ 285,986,569
                                             =============   =============   =============   =============
 SHARES
   Sold:
       Regular Class.......................     10,975,786       7,708,647       9,035,895      13,756,733
       I Class.............................             --              --         232,927         841,120
   Issued in Reinvestment of Distributions:
       Regular Class.......................             --         909,773              --         115,861
       I Class.............................             --              --              --          10,048
   Redeemed:
       Regular Class.......................    (11,150,780)     (7,982,360)    (10,129,589)     (9,949,385)
       I Class.............................             --              --        (413,828)        (45,026)
                                             -------------   -------------   -------------   -------------
     Net Increase (Decrease) in Shares.....       (174,994)        636,060      (1,274,595)      4,729,351
                                             =============   =============   =============   =============

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   AGGRESSIVE MICRO CAP             SMALL CAP VALUE
                                                        PORTFOLIO                      PORTFOLIO
                                                   FOR THE YEARS ENDED            FOR THE YEARS ENDED
                                                       DECEMBER 31,                  DECEMBER 31,
                                               ----------------------------   ---------------------------
                                                   2001           2000            2001           2000
                                               ------------   -------------   ------------   ------------
 FROM INVESTMENT ACTIVITIES
   Net Investment Income (Loss)..............  $  (130,899)   $    (187,623)  $     9,389    $    (6,822)
   Net Realized Gain (Loss) on Investment
     Transactions............................   (5,675,002)      (5,592,531)      441,104         34,715
   Change in Net Unrealized Appreciation of
     Investments.............................    1,785,959         (284,007)       28,298        229,893
                                               ------------   -------------   -----------    -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Operations.............   (4,019,942)      (6,064,161)      478,791        257,786
                                               ------------   -------------   -----------    -----------
 DISTRIBUTIONS TO SHAREHOLDERS
   From Net Investment Income................           --               --       (16,426)        (2,976)
   From Net Realized Gain....................           --         (626,880)           --             --
                                               ------------   -------------   -----------    -----------
     Total Distributions to Shareholders.....           --         (626,880)      (16,426)        (2,976)
                                               ------------   -------------   -----------    -----------
 FROM SHARE TRANSACTIONS
   Net Proceeds from Sales of Shares.........   44,845,031      130,430,463     9,463,455      2,760,438
   Reinvestment of Distributions.............           --          613,427        16,243          2,900
   Cost of Shares Redeemed...................  (53,473,862)    (101,030,726)   (7,132,274)    (2,285,971)
                                               ------------   -------------   -----------    -----------
     Net Increase (Decrease) in Net Assets
       Resulting from Share Transactions.....   (8,628,831)      30,013,164     2,347,424        477,367
                                               ------------   -------------   -----------    -----------
     TOTAL INCREASE (DECREASE) IN NET
       ASSETS................................  (12,648,773)      23,322,123     2,809,789        732,177
 NET ASSETS -- Beginning of Year.............   29,191,483        5,869,360     1,964,199      1,232,022
                                               ------------   -------------   -----------    -----------
 NET ASSETS -- End of Year...................  $16,542,710    $  29,191,483   $ 4,773,988    $ 1,964,199
                                               ============   =============   ===========    ===========
 SHARES
   Sold......................................    2,038,514        4,162,443       838,962        276,935
   Issued in Reinvestment of Distributions...           --           23,832         1,325            294
   Redeemed..................................   (2,402,343)      (3,368,867)     (630,425)      (232,576)
                                               ------------   -------------   -----------    -----------
     Net Increase (Decrease) in Shares.......     (363,829)         817,408       209,862         44,653
                                               ============   =============   ===========    ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                         LARGE CAP GROWTH              LARGE CAP VALUE
                                                             PORTFOLIO                    PORTFOLIO
                                                        FOR THE YEARS ENDED          FOR THE YEARS ENDED
                                                           DECEMBER 31,                 DECEMBER 31,
                                                    ---------------------------   -------------------------
                                                        2001           2000          2001          2000
                                                    ------------   ------------   -----------   -----------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)....................  $   (162,473)  $   (405,951)  $     6,011   $    14,186
  Net Realized Loss on Investment Transactions....   (14,555,778)    (3,959,388)     (159,534)     (107,856)
  Change in Net Unrealized Appreciation/
    Depreciation of Investments...................     4,237,420     (6,904,162)      (28,830)       88,585
                                                    ------------   ------------   -----------   -----------
    Net Decrease in Net Assets Resulting from
      Operations..................................   (10,480,831)   (11,269,501)     (182,353)       (5,085)
                                                    ------------   ------------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income......................            --             --        (8,810)      (20,250)
  From Net Realized Gain..........................            --       (107,968)           --            --
                                                    ------------   ------------   -----------   -----------
    Total Distributions to Shareholders...........            --       (107,968)       (8,810)      (20,250)
                                                    ------------   ------------   -----------   -----------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares...............    27,238,340     79,600,081     2,375,536     2,612,107
  Reinvestment of Distributions...................            --        105,856         8,753        19,655
  Cost of Shares Redeemed.........................   (39,991,036)   (36,926,858)   (2,433,678)   (2,401,469)
                                                    ------------   ------------   -----------   -----------
    Net Increase (Decrease) in Net Assets
      Resulting from Share Transactions...........   (12,752,696)    42,779,079       (49,389)      230,293
                                                    ------------   ------------   -----------   -----------
    TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (23,233,527)    31,401,610      (240,552)      204,958
NET ASSETS -- Beginning of Year...................    44,068,352     12,666,742     1,198,588       993,630
                                                    ------------   ------------   -----------   -----------
NET ASSETS -- End of Year.........................  $ 20,834,825   $ 44,068,352   $   958,036   $ 1,198,588
                                                    ============   ============   ===========   ===========
SHARES
  Sold............................................     1,619,400      2,905,525       245,897       254,022
  Issued in Reinvestment of Distributions.........            --          4,719           982         1,952
  Redeemed........................................    (2,395,090)    (1,418,881)     (255,013)     (235,245)
                                                    ------------   ------------   -----------   -----------
    Net Increase (Decrease) in Shares.............      (775,690)     1,491,363        (8,134)       20,729
                                                    ============   ============   ===========   ===========

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                              AGGRESSIVE SMALL CAP EQUITY
                                                                       PORTFOLIO
                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................  $   (210,989)   $   (428,143)
  Net Realized Loss on Investment Transactions..............    (9,270,069)     (1,654,811)
  Change in Net Unrealized Appreciation of Investments......     1,386,275     (10,315,543)
                                                              ------------    ------------
    Net Decrease in Net Assets Resulting from Operations....    (8,094,783)    (12,398,497)
                                                              ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain....................................       (28,475)     (3,956,923)
                                                              ------------    ------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................    29,949,489      57,952,651
  Reinvestment of Distributions.............................        27,479       3,832,947
  Cost of Shares Redeemed...................................   (33,789,951)    (56,887,579)
                                                              ------------    ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Share Transactions....................................    (3,812,983)      4,898,019
                                                              ------------    ------------
    TOTAL DECREASE IN NET ASSETS............................   (11,936,241)    (11,457,401)
NET ASSETS -- Beginning of Year.............................    27,168,239      38,625,640
                                                              ------------    ------------
NET ASSETS -- End of Year...................................  $ 15,231,998    $ 27,168,239
                                                              ============    ============
SHARES
  Sold......................................................     3,166,596       2,861,479
  Issued in Reinvestment of Distributions...................         3,241         310,863
  Redeemed..................................................    (3,595,658)     (2,866,456)
                                                              ------------    ------------
    Net Increase (Decrease) in Shares.......................      (425,821)        305,886
                                                              ============    ============

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   AGGRESSIVE GROWTH
                                                                       PORTFOLIO
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------
                                                     2001      2000      1999      1998       1997
                                                    -------   -------   -------   -------   --------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year...........   $16.22    $19.01    $14.82    $13.29     $12.25
                                                    -------   -------   -------   -------   --------
   Income from Investment Operations:
     Net Investment Loss..........................    (0.05)    (0.19)    (0.16)    (0.15)     (0.14)
     Net Realized and Unrealized Gain (Loss) on
       Investments................................    (2.07)     0.59      6.95      1.68       1.34
                                                    -------   -------   -------   -------   --------
   Total from Investment Operations...............    (2.12)     0.40      6.79      1.53       1.20
                                                    -------   -------   -------   -------   --------
 Distributions to Shareholders:
   From Net Realized Gain.........................       --     (3.19)    (2.60)       --      (0.16)
                                                    -------   -------   -------   -------   --------
   Net Increase (Decrease) in Net Asset Value.....    (2.12)    (2.79)     4.19      1.53       1.04
                                                    -------   -------   -------   -------   --------
   Net Asset Value -- End of Year.................   $14.10    $16.22    $19.01    $14.82     $13.29
                                                    =======   =======   =======   =======   ========
 TOTAL INVESTMENT RETURN..........................   (13.07)%    3.06%    46.11%    11.51%      9.77%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)..........     1.49%     1.49%     1.49%     1.68%      2.00%
   Expenses Before Reimbursement (Note 2).........     1.65%     1.63%     1.68%     1.89%      2.15%
   Net Investment Loss After Reimbursement (Note
     2)...........................................    (0.35)%   (1.11)%   (1.00)%   (0.92)%    (1.07)%
   Net Investment Loss Before Reimbursement (Note
     2)...........................................    (0.51)%   (1.26)%   (1.20)%   (1.13)%    (1.22)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate........................      535%      376%      702%      237%       247%
   Net Assets at End of Year (in thousands).......  $73,256   $87,145   $90,028   $81,404   $101,746
   Number of Shares Outstanding at End of Year (in
     thousands)...................................    5,197     5,372     4,736     5,491      7,657

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                MID CAP GROWTH
                                                                                  PORTFOLIO
                                             ------------------------------------------------------------------------------------
                                                                 CLASS A                                       CLASS I
                                             ------------------------------------------------        ----------------------------
                                                                                                       FOR THE         FOR THE
                                                     FOR THE YEARS ENDED DECEMBER 31,                 YEAR ENDED    PERIOD ENDED
                                             ------------------------------------------------        DECEMBER 31,   DECEMBER 31,
                                               2001       2000       1999      1998     1997             2001           2000*
                                             --------   --------   --------   ------   ------        ------------   -------------
 PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period...    $30.84     $30.20     $13.65   $12.43   $10.27           $30.95          $31.31
                                             --------   --------   --------   ------   ------          -------         -------
  Income from Investment Operations:
    Net Investment Income (Loss)...........     (0.05)     (0.25)     (0.08)   (0.06)   (0.06)            0.05           (0.08)
    Net Realized and Unrealized Gain (Loss)
      on Investments.......................     (8.32)      1.32(A)    17.40    1.59     2.75            (8.35)           0.15(A)
                                             --------   --------   --------   ------   ------          -------         -------
  Total from Investment Operations.........     (8.37)      1.07      17.32     1.53     2.69            (8.30)           0.07
                                             --------   --------   --------   ------   ------          -------         -------
 Distributions to Shareholders:
  From Net Realized Gain...................        --      (0.43)     (0.77)   (0.31)   (0.53)              --           (0.43)
                                             --------   --------   --------   ------   ------          -------         -------
  Net Increase (Decrease) in Net Asset
    Value..................................     (8.37)      0.64      16.55     1.22     2.16            (8.30)          (0.36)
                                             --------   --------   --------   ------   ------          -------         -------
  Net Asset Value -- End of Period.........    $22.47     $30.84     $30.20   $13.65   $12.43           $22.65          $30.95
                                             ========   ========   ========   ======   ======          =======         =======
 TOTAL INVESTMENT RETURN...................    (27.14)%     3.63%    126.97%   12.31%   26.18%          (26.82)%          0.31%(B)

 RATIOS TO AVERAGE NET ASSETS:
  Expenses After Reimbursement (Note 2)....      1.34%      1.34%      1.49%    1.66%    2.00%            0.99%           0.99%(C)
  Expenses Before Reimbursement (Note 2)...      1.50%      1.41%      1.69%    2.56%    3.27%            1.15%           1.06%(C)
  Net Investment Loss After Reimbursement
    (Note 2)...............................     (0.19)%    (0.87)%    (1.00)%  (0.38)%  (0.69)%           0.16%          (0.47)%(C)
  Net Investment Income (Loss) Before
    Reimbursement (Note 2).................     (0.35)%    (0.94)%    (1.23)%  (1.27)%  (1.96)%           0.00%(+)       (0.54)%(C)

 SUPPLEMENTARY DATA:
  Portfolio Turnover Rate..................       261%       196%       208%     211%     163%             261%            196%
  Net Assets at End of Period (in
    thousands).............................  $165,561   $261,040   $137,108   $8,124   $8,373          $14,160         $24,947
  Number of Shares Outstanding at End of
    Period (in thousands)..................     7,370      8,463      4,540      595      673              625             806
 --------------------------------------

  (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
  (B) Total returns for periods of less than one year are not annualized.
  (C) Annualized

 * From Commencement of Operations February 2, 2000.
 (+) The net investment income ratio is less than 0.01%.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  AGGRESSIVE MICRO CAP
                                                                       PORTFOLIO
                                                 ------------------------------------------------------
                                                                                         FOR THE PERIOD
                                                   FOR THE YEARS ENDED DECEMBER 31,          ENDED
                                                 -------------------------------------    DECEMBER 31,
                                                  2001      2000      1999      1998         1997*
                                                 -------   -------   -------   -------   --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period......   $27.03    $22.35    $20.42    $20.40       $15.64
                                                 -------   -------   -------   -------      -------
   Income from Investment Operations:
     Net Investment Loss.......................    (0.18)    (0.14)    (0.28)    (0.14)       (0.05)
     Net Realized and Unrealized Gain (Loss) on
       Investments.............................    (3.75)     5.43(A)    3.27     0.16         5.17
                                                 -------   -------   -------   -------      -------
   Total from Investment Operations............    (3.93)     5.29      2.99      0.02         5.12
                                                 -------   -------   -------   -------      -------
 Distributions to Shareholders:
   From Net Realized Gain......................       --     (0.61)    (1.06)       --        (0.36)
                                                 -------   -------   -------   -------      -------
   Net Increase (Decrease) in Net Asset
     Value.....................................    (3.93)     4.68      1.93      0.02         4.76
                                                 -------   -------   -------   -------      -------
   Net Asset Value -- End of Period............   $23.10    $27.03    $22.35    $20.42       $20.40
                                                 =======   =======   =======   =======      =======
 TOTAL INVESTMENT RETURN.......................   (14.54)%   23.82%    14.79%     0.10%       32.76%(B)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).......     1.49%     1.48%     1.49%     1.51%        1.55%(C)
   Expenses Before Reimbursement (Note 2)......     2.08%     1.84%     2.68%     2.50%        3.21%(C)
   Net Investment Loss After Reimbursement
     (Note 2)..................................    (0.72)%   (0.85)%   (1.06)%   (0.71)%      (0.54)%(C)
   Net Investment Loss Before Reimbursement
     (Note 2)..................................    (1.31)%   (1.21)%   (2.24)%   (1.70)%      (2.20)%(C)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.....................      203%      269%      190%      196%          86%
   Net Assets at End of Period (in
     thousands)................................  $16,543   $29,191    $5,869    $9,651      $10,190
   Number of Shares Outstanding at End of
     Period (in thousands).....................      716     1,080       263       473          500
 ----------------------------------------------

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
 (B) Total returns for periods of less than one year are not annualized.
 (C) Annualized

 * From Commencement of Operations March 17, 1997.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      SMALL CAP VALUE
                                                                         PORTFOLIO
                                                     --------------------------------------------------
                                                                                         FOR THE PERIOD
                                                     FOR THE YEARS ENDED DECEMBER 31,        ENDED
                                                     ---------------------------------    DECEMBER 31,
                                                      2001     2000     1999     1998        1997*
                                                     ------   ------   ------   ------   --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period..........  $10.88    $9.06    $9.21   $10.12       $10.00
                                                     ------   ------   ------   ------       ------
   Income from Investment Operations:
     Net Investment Income (Loss)..................    0.02    (0.04)    0.19     0.07         0.01
     Net Realized and Unrealized Gain (Loss) on
       Investments.................................    1.37     1.88    (0.15)   (0.91)        0.12
                                                     ------   ------   ------   ------       ------
   Total from Investment Operations................    1.39     1.84     0.04    (0.84)        0.13
                                                     ------   ------   ------   ------       ------
 Distributions to Shareholders:
   From Net Investment Income......................   (0.04)   (0.02)   (0.19)   (0.07)       (0.01)
                                                     ------   ------   ------   ------       ------
   Net Increase (Decrease) in Net Asset Value......    1.35     1.82    (0.15)   (0.91)        0.12
                                                     ------   ------   ------   ------       ------
   Net Asset Value -- End of Period................  $12.23   $10.88    $9.06    $9.21       $10.12
                                                     ======   ======   ======   ======       ======
 TOTAL INVESTMENT RETURN...........................   12.79%   20.29%    0.44%   (8.28)%       1.25%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)...........    1.49%    1.48%    1.49%    1.53%        1.75%(B)
   Expenses Before Reimbursement (Note 2)..........    4.01%    8.62%    9.25%   13.01%        7.74%(B)
   Net Investment Loss After Reimbursement (Note
     2)............................................    0.23%   (0.56)%   2.42%    1.12%        1.94%(B)
   Net Investment Loss Before Reimbursement (Note
     2)............................................   (2.29)%  (7.70)%  (5.34)% (10.36)%      (4.03)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.........................     290%     148%      91%      85%           2%
   Net Assets at End of Period (in thousands)......  $4,774   $1,964   $1,232     $857         $101
   Number of Shares Outstanding at End of Period
     (in thousands)................................     390      181      136       93           10
 --------------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * From Commencement of Operation December 19, 1997.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   LARGE CAP GROWTH
                                                                      PORTFOLIO
                                               --------------------------------------------------------
                                                                                         FOR THE PERIOD
                                                  FOR THE YEARS ENDED DECEMBER 31,           ENDED
                                               ---------------------------------------    DECEMBER 31,
                                                2001       2000       1999       1998        1997*
                                               -------    -------    -------    ------   --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period....   $21.73     $23.59     $14.47    $10.25       $10.00
                                               -------    -------    -------    ------       ------
   Income from Investment Operations:
     Net Investment Income (Loss)............    (0.13)     (0.20)     (0.12)    (0.02)        0.01
     Net Realized and Unrealized Gain (Loss)
       on Investments........................    (4.97)     (1.61)      9.24      4.24         0.25
                                               -------    -------    -------    ------       ------
   Total from Investment Operations..........    (5.10)     (1.81)      9.12      4.22         0.26
                                               -------    -------    -------    ------       ------
 Distributions to Shareholders:
   From Net Investment Income................       --         --         --        --        (0.01)
   From Net Realized Gain....................       --      (0.05)        --        --           --
                                               -------    -------    -------    ------       ------
       Total Distributions to Shareholders...       --      (0.05)        --        --        (0.01)
                                               -------    -------    -------    ------       ------
   Net Increase (Decrease) in Net Asset
     Value...................................    (5.10)     (1.86)      9.12      4.22         0.25
                                               -------    -------    -------    ------       ------
   Net Asset Value -- End of Period..........   $16.63     $21.73     $23.59    $14.47       $10.25
                                               =======    =======    =======    ======       ======
 TOTAL INVESTMENT RETURN.....................   (23.47)%    (7.66)%    63.03%    41.17%        2.56%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).....     1.49%      1.48%      1.49%     1.54%        1.90%(B)
   Expenses Before Reimbursement (Note 2)....     1.99%      1.76%      2.75%     9.11%        6.66%(B)
   Net Investment Loss After Reimbursement
     (Note 2)................................    (0.62)%    (1.14)%    (0.99)%   (0.43)%       2.40%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)................................    (1.12)%    (1.43)%    (2.26)%   (8.00)%      (2.36)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate...................      124%        54%        75%       80%          --
   Net Assets at End of Period (in
     thousands)..............................  $20,835    $44,068    $12,667    $2,402         $103
   Number of Shares Outstanding at End of
     Period (in thousands)...................    1,253      2,028        537       166           10
 --------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * From Commencement of Operation December 19, 1997.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     LARGE CAP VALUE
                                                                        PORTFOLIO
                                                 -------------------------------------------------------
                                                                                          FOR THE PERIOD
                                                    FOR THE YEARS ENDED DECEMBER 31,          ENDED
                                                 --------------------------------------    DECEMBER 31,
                                                  2001       2000      1999      1998         1997*
                                                 -------    ------    ------    -------   --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Period......   $10.34    $10.43    $11.39     $10.11       $10.00
                                                 -------    ------    ------    -------       ------
   Income from Investment Operations:
     Net Investment Income.....................     0.05      0.12      0.21       0.16         0.01
     Net Realized and Unrealized Gain (Loss) on
       Investments.............................    (1.42)    (0.03)     0.27       1.91         0.11
                                                 -------    ------    ------    -------       ------
   Total from Investment Operations............    (1.37)     0.09      0.48       2.07         0.12
                                                 -------    ------    ------    -------       ------
 Distributions to Shareholders:
   From Net Investment Income..................    (0.08)    (0.18)    (0.21)     (0.16)       (0.01)
   From Net Realized Gain......................       --        --     (1.23)     (0.63)          --
                                                 -------    ------    ------    -------       ------
       Total Distributions to Shareholders.....    (0.08)    (0.18)    (1.44)     (0.79)       (0.01)
                                                 -------    ------    ------    -------       ------
   Net Increase (Decrease) in Net Asset
     Value.....................................    (1.45)    (0.09)    (0.96)      1.28         0.11
                                                 -------    ------    ------    -------       ------
   Net Asset Value -- End of Period............   $ 8.89    $10.34    $10.43     $11.39       $10.11
                                                 =======    ======    ======    =======       ======
 TOTAL INVESTMENT RETURN.......................   (13.26)%    0.92%     4.24%     20.48%        1.18%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2).......     1.40%     1.40%     1.40%      1.42%        1.50%(B)
   Expenses Before Reimbursement (Note 2)......     9.87%    10.00%    10.14%     14.34%        5.03%(B)
   Net Investment Income After Reimbursement
     (Note 2)..................................     0.51%     1.42%     2.10%      1.69%        3.09%(B)
   Net Investment Loss Before Reimbursement
     (Note 2)..................................    (7.96)%   (7.18)%   (6.63)%   (11.22)%      (0.45)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate.....................      271%      175%       90%       256%          --
   Net Assets at End of Period (in
     thousands)................................     $958    $1,199      $994       $655         $101
   Number of Shares Outstanding at End of
     Period (in thousands).....................      108       116        95         58           10
 ----------------------------------------------

 (A) Total returns for periods of less than one year are not annualized.
 (B) Annualized

 * From Commencement of Operation December 19, 1997.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                AGGRESSIVE SMALL CAP EQUITY
                                                                        PORTFOLIO*
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------
                                                       2001      2000      1999      1998      1997
                                                      -------   -------   -------   -------   -------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of Year.............   $12.28    $20.26    $15.99    $16.00    $17.79
                                                      -------   -------   -------   -------   -------
   Income from Investment Operations:
     Net Investment Loss............................    (0.12)    (0.19)    (0.24)    (0.15)    (0.30)
     Net Realized and Unrealized Gain (Loss) on
       Investments..................................    (3.61)    (5.77)     4.71      0.14      2.30(A)
                                                      -------   -------   -------   -------   -------
   Total from Investment Operations.................    (3.73)    (5.96)     4.47     (0.01)     2.00
                                                      -------   -------   -------   -------   -------
 Distributions to Shareholders:
   From Net Realized Gain...........................    (0.02)    (2.02)    (0.20)       --     (3.79)
                                                      -------   -------   -------   -------   -------
   Net Increase (Decrease) in Net Asset Value.......    (3.75)    (7.98)     4.27     (0.01)    (1.79)
                                                      -------   -------   -------   -------   -------
   Net Asset Value -- End of Year...................    $8.53    $12.28    $20.26    $15.99    $16.00
                                                      =======   =======   =======   =======   =======
 TOTAL INVESTMENT RETURN............................   (30.41)%  (29.47)%   28.34%    (0.06)%   11.24%
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)............     1.49%     1.49%     1.49%     1.63%     2.33%
   Expenses Before Reimbursement (Note 2)...........     2.27%     1.86%     1.85%     1.98%     2.62%
   Net Investment Loss After Reimbursement (Note
     2).............................................    (1.11)%   (1.10)%   (1.21)%   (0.79)%   (1.37)%
   Net Investment Loss Before Reimbursement (Note
     2).............................................    (1.89)%   (1.47)%   (1.57)%   (1.13)%   (1.64)%
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate..........................      224%      240%      240%      145%      184%
   Net Assets at End of Year (in thousands).........  $15,232   $27,168   $38,626   $47,259   $72,879
   Number of Shares Outstanding at End of Year (in
     thousands).....................................    1,786     2,212     1,906     2,955     4,555
 ---------------------------------------------------

 * Financial Highlights include the performance of the Navellier Aggressive Small Cap Equity Portfolio, a series of the Navellier Series Fund, which reorganized on July 24, 1998, as a series of the Navellier Performance Funds.

 (A) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.

                       See Notes to Financial Statements.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 2001

1. Significant Accounting Policies

     The Navellier Performance Funds (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, (the "Act") as an open-end investment company which offers its shares in a series of no-load non-diversified and diversified portfolios. The Fund's objective is to achieve long-term capital growth. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The Fund currently consists of seven separate portfolios, each with its own investment objectives and policies: the Aggressive Growth Portfolio, a non-diversified open-end management company portfolio, the Mid Cap Growth Portfolio, a diversified open-end management company portfolio, the Aggressive Micro Cap Portfolio (formerly the Aggressive Small Cap Portfolio), a diversified open-end management company portfolio, the Small Cap Value Portfolio, a diversified open-end management company portfolio, the Large Cap Growth Portfolio, a non-diversified open-end management company portfolio, the Large Cap Value Portfolio, a diversified open-end management company portfolio and the Aggressive Small Cap Equity Portfolio, a diversified open-end management company portfolio.

     The Mid Cap Growth Portfolio consists of two shares of classes: Regular Class shares offered since November 26, 1996, and I Class shares offered since December 28, 1999. Income and expenses of the Portfolio are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees and other class specific transfer agent fees, which are charged only to Regular Class.

     The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements.

     The following is a summary of significant accounting policies which the Fund follows:

        (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Fund's securities in good faith. The Trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Fund's instruments are valued at fair value. Debt securities with maturities of 60 days or less are valued at amortized cost.

        (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

        (c) Dividends from net investment income, if any, are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

        (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

        (e) Organizational expenses of the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio totaling $91,800, $91,800, and $91,800, respectively, are being deferred and amortized over 60 months beginning with public offering of shares in the portfolios. Any redemption by an initial investor during the amortization period will be reduced by a pro rata portion of any of the unamortized organization expenses. Such proration is to be calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. At December 31, 2001, the unamortized organization costs of the Small Cap Value Portfolio, the Large Cap Growth Portfolio, and the Large Cap Value Portfolio were $18,360, $18,360, and $18,360, respectively.

2. Investment Advisory Fees and Other Transactions with Affiliates

     Investment advisory services are provided by Navellier Management, Inc. (the "Adviser"). Effective May 1, 1998, under an agreement with the Adviser, the Fund pays a fee at the annual rate of 0.84% of the daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio and the Aggressive Small Cap Equity Portfolio, 0.75% of the daily net assets of the Large Cap Value Portfolio. The Adviser receives an annual fee equal to 0.25% of average daily net assets of the Aggressive Growth, the Aggressive Micro Cap, the Small Cap Value, the Large Cap Growth, the Large Cap Value and the Aggressive Small Cap Equity Portfolios, and 0.10% of the average daily net assets of the Mid Cap Growth Portfolio in connection with the rendering of services under the administrative services agreement and is reimbursed by the Fund for operating expenses incurred on behalf of the Fund. An officer and trustee of the Fund is also an officer and director of the Adviser.

     The Adviser has agreed to limit the total normal expenses of each Portfolio to 1.49% of average annual net assets, except for the Large Cap Value Portfolio, Mid Cap Growth Portfolio -- Regular Class and the Mid Cap Growth Portfolio -- I Class which are limited to 1.40%, 1.34% and 0.99%, respectively. In order to maintain the expense limitation, the Adviser paid certain operating expenses on a net basis of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio, the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio totaling $116,613, $330,986, $103,993, $101,311, $131,647,
$99,907 and $147,478, respectively.

     At December 31, 2001, the statement of net assets includes the following amounts payable to the Adviser and Distributor:

                                                                                                        AGGRESSIVE
                              AGGRESSIVE    MID CAP    AGGRESSIVE   SMALL CAP   LARGE CAP   LARGE CAP   SMALL CAP
                                GROWTH      GROWTH     MICRO CAP      VALUE      GROWTH       VALUE       EQUITY
                              PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                              ----------   ---------   ----------   ---------   ---------   ---------   ----------
Adviser.....................   $68,619     $142,501     $16,007      $4,265      $19,842      $849       $14,344
                               =======     ========     =======      ======      =======      ====       =======
Distributor.................   $   531     $  1,153     $   119      $   33      $   145      $  7       $   106
                               =======     ========     =======      ======      =======      ====       =======

     Navellier Securities Corp. (the "Distributor") acts as the Fund's Distributor and is registered as a broker-dealer under the Securities and Exchange Act of 1934. The Distributor, which is the principal underwriter of the Fund's shares, renders its services to the Fund pursuant to a distribution agreement. An officer and trustee of the Fund is also an officer and director of the Distributor.

     The Fund pays each of its Trustees not affiliated with the Adviser $12,500 annually. For the year ended December 31, 2001, Trustees' fees and expenses totaled $50,000.

3. Transfer Agent and Custodian

     FBR National Bank & Trust, formerly Rushmore Trust and Savings, FSB, provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, FBR National Bank & Trust serves as custodian of the Fund's assets. Fees paid to FBR National Bank & Trust are based upon a fee schedule approved by the Board of Trustees.

4. Distribution Plan

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, whereby it reimburses the Distributor or others in an amount not to exceed 0.25% per annum of the average daily net assets of the Aggressive Growth Portfolio, the Mid Cap Growth Portfolio (Regular Class shares only), the Aggressive Micro Cap Portfolio, the Small Cap Value Portfolio, the Large Cap Growth Portfolio, the Large Cap Value Portfolio and the Aggressive Small Cap Equity Portfolio, for expenses incurred in the promotion and distribution of shares of the Fund. These expenses include, but are not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, expenses of preparation of sales literature and related expenses (including Distributor personnel), advertisements and other distribution-related expenses, including a prorated portion of the Distributor's overhead expenses attributable to the distribution of shares. Such payments are made monthly. The 12b-1 fee includes, in addition to promotional activities, the amount the Fund may pay to the Distributor or others as a service fee to reimburse such parties for personal services provided to shareholders of the Fund and/or the maintenance of shareholder accounts. Such Rule 12b-1 fees are made pursuant to the Plan and distribution agreements entered into between such service providers and the Distributor or the Fund directly.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

5. Securities Transactions

     For the year ended December 31, 2001, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                                                                            AGGRESSIVE
                        AGGRESSIVE      MID CAP      AGGRESSIVE     SMALL CAP     LARGE CAP    LARGE CAP     SMALL CAP
                          GROWTH         GROWTH       MICRO CAP       VALUE        GROWTH        VALUE        EQUITY
                        PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                       ------------   ------------   -----------   -----------   -----------   ----------   -----------
Purchases............  $385,952,073   $522,679,441   $35,742,856   $12,936,219   $32,950,762   $2,982,212   $41,699,511
                       ============   ============   ===========   ===========   ===========   ==========   ===========
Sales................  $380,099,654   $528,713,236   $42,355,098   $10,728,581   $43,674,186   $2,967,246   $46,255,339
                       ============   ============   ===========   ===========   ===========   ==========   ===========

6. Unrealized Appreciation of Investments

     Unrealized appreciation as of December 31, 2001, based on the cost for Federal income tax purposes is as follows:

                                                                  AGGRESSIVE      MID CAP      AGGRESSIVE
                                                                    GROWTH         GROWTH       MICRO CAP
                                                                   PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                  -----------   ------------   -----------
      Gross Unrealized Appreciation.............................  $ 9,413,155   $ 19,406,093   $ 2,761,696
      Gross Unrealized Depreciation.............................   (1,388,085)    (2,835,595)     (255,106)
                                                                  -----------   ------------   -----------
      Net Unrealized Appreciation...............................  $ 8,025,070   $ 16,570,498   $ 2,506,590
                                                                  ===========   ============   ===========
      Cost of Investments for Federal Income Tax Purposes.......  $72,346,071   $164,351,401   $13,576,302
                                                                  ===========   ============   ===========

                                                                                                AGGRESSIVE
                                                         SMALL CAP     LARGE CAP    LARGE CAP    SMALL CAP
                                                           VALUE        GROWTH        VALUE       EQUITY
                                                         PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                         ----------   -----------   ---------   -----------
      Gross Unrealized Appreciation....................  $  376,144   $ 1,996,921   $ 31,618    $ 2,019,137
      Gross Unrealized Depreciation....................     (47,525)     (428,409)   (22,754)      (614,005)
                                                         ----------   -----------   --------    -----------
      Net Unrealized Appreciation......................  $  328,619   $ 1,568,512   $  8,864    $ 1,405,132
                                                         ==========   ===========   ========    ===========
      Cost of Investments for Federal Income Tax
        Purposes.......................................  $4,491,214   $19,396,424   $935,486    $13,364,442
                                                         ==========   ===========   ========    ===========

7. Federal Income Tax

     Permanent differences between tax and financial reporting of net investment income and net realized gain/loss are reclassified. As of December 31, 2001, net investment losses and equilization debits were reclassified to paid-in-capital and accumulated net realized gain/loss on investment transactions as follows:

                                                                                                      AGGRESSIVE
                            AGGRESSIVE    MID CAP    AGGRESSIVE   SMALL CAP   LARGE CAP   LARGE CAP   SMALL CAP
                              GROWTH      GROWTH     MICRO CAP      VALUE      GROWTH       VALUE       EQUITY
                            PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                            ----------   ---------   ----------   ---------   ---------   ---------   ----------
Reduction of paid-in
  capital.................  $(254,873)   $(336,434)  $(130,899)         --    $(162,473)   $(2,799)   $(210,989)
Reduction of accumulated
  realized gain...........         --           --          --     $ 8,409           --         --           --

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

     At December 31, 2001, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                   AGGRESSIVE      MID CAP     AGGRESSIVE
                                                                     GROWTH        GROWTH       MICRO CAP
      EXPIRES DECEMBER 31,                                          PORTFOLIO     PORTFOLIO     PORTFOLIO
      --------------------                                         -----------   -----------   -----------
      2008.......................................................  $        --   $ 8,346,460   $ 1,886,067
      2009.......................................................   11,798,811    62,147,472     9,184,053
                                                                   -----------   -----------   -----------
                                                                   $11,798,811   $70,493,932   $11,070,120
                                                                   ===========   ===========   ===========

                                                                    LARGE CAP     LARGE CAP    AGGRESSIVE
                                                                     GROWTH         VALUE       SMALL CAP
                                                                    PORTFOLIO     PORTFOLIO      EQUITY
      EXPIRES DECEMBER 31,                                                                      PORTFOLIO
      --------------------                                         -----------   -----------   -----------
      2008.......................................................  $ 1,490,607   $   129,401   $        --
      2009.......................................................   16,907,142       164,408    11,943,858
                                                                   -----------   -----------   -----------
                                                                   $18,397,749   $   293,809   $11,943,858
                                                                   ===========   ===========   ===========

     On December 12, 2001, the Aggressive Small Cap Equity Portfolio paid a long-term distribution of $0.015654 per share to shareholders as of record on December 11, 2001. On December 28, 2001, the Small Cap Value Portfolio and the Large Cap Value Portfolio paid ordinary income distributions of $0.041782 and $0.079448, respectively, to shareholders as of record on December 27, 2001.

     The tax character of distributions paid during 2001 was as follows:

                                                                                      AGGRESSIVE
                                                                SMALL     LARGE CAP   SMALL CAP
                                                              CAP VALUE     VALUE       EQUITY
                                                              PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                              ---------   ---------   ----------
Distributions paid from:
  Ordinary income...........................................   $16,426     $8,810           --
  Long-term capital gains...................................        --         --      $28,475
                                                               -------     ------      -------
                                                               $16,426     $8,810      $28,475
                                                               =======     ======      =======

     The tax character of distributions paid during 2000 was as follows:

                                                           AGGRESSIVE     MID CAP     AGGRESSIVE     SMALL
                                                             GROWTH        GROWTH     MICRO CAP    CAP VALUE
                                                            PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                           -----------   ----------   ----------   ---------
Distributions paid from:
  Ordinary income........................................  $14,102,160   $3,805,904    $370,857     $2,976
  Long-term capital gains................................           --           --     256,023         --
                                                           -----------   ----------    --------     ------
                                                           $14,102,160   $3,805,904    $626,880     $2,976
                                                           ===========   ==========    ========     ======

                                                                                      AGGRESSIVE
                                                              LARGE CAP   LARGE CAP   SMALL CAP
                                                               GROWTH       VALUE       EQUITY
                                                              PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                              ---------   ---------   ----------
Distributions paid from:
  Ordinary income...........................................        --     $20,250            --
  Long-term capital gains...................................  $107,968          --    $3,956,923
                                                              --------     -------    ----------
                                                              $107,968     $20,250    $3,956,923
                                                              ========     =======    ==========

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------

     As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                                  AGGRESSIVE     MID CAP     AGGRESSIVE     SMALL
                                                    GROWTH       GROWTH      MICRO CAP    CAP VALUE
                                                  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                  ----------   -----------   ----------   ---------
Undistributed ordinary income...................  $       --   $        --   $       --   $167,008
Undistributed long-term gain....................          --            --           --    120,274
Unrealized appreciation.........................   8,253,828    17,198,169    2,704,003    328,619
                                                  ----------   -----------   ----------   --------
                                                  $8,253,828   $17,198,169   $2,704,003   $615,901
                                                  ==========   ===========   ==========   ========

                                                                                       AGGRESSIVE
                                                              LARGE CAP    LARGE CAP   SMALL CAP
                                                                GROWTH       VALUE       EQUITY
                                                              PORTFOLIO    PORTFOLIO   PORTFOLIO
                                                              ----------   ---------   ----------
Unrealized appreciation.....................................  $1,568,512    $10,077    $1,405,132
                                                              ==========    =======    ==========

8. Borrowing Agreement

     The Funds have a short-term borrowing agreement with FBR National Bank & Trust which may be drawn upon for temporary purposes. At December 31, 2001, the Aggressive Micro Cap Portfolio had borrowings outstanding of $355,725 on which it paid interest at an annualized rate of 0.50%.

9. Litigation

     The former Trustees of the Navellier Series Fund, which was merged into the Aggressive Small Cap Equity Portfolio (the "Portfolio") on July 24, 1998 have made a demand to be indemnified for their attorneys fees and costs which they claim to be approximately $4 million, in connection with a class action lawsuit filed against them by shareholders of the Portfolio. The current Trustees of the Navellier Performance Funds (the "Fund") and the legal counsel to the Fund do not believe the former Trustees have a valid claim. However, if such claim is determined by a court to be valid, only the assets of the Portfolio would be subject to such claim and not the assets of any other Portfolio to the Fund. However, even then, Navellier Management, Inc. ("NMI") has agreed that, if any such claim were determined to be valid, NMI, not the Portfolio, would pay such claim.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION
(unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (800) 887-8671.

--------------------------------------------------------------------------------------------------------------------
NAME                                       NO. OF                                                         OTHER
AGE                            TERM OF    FUNDS IN                                                    TRUSTEESHIPS/
ADDRESS                      OFFICE AND   COMPLEX                                                     DIRECTORSHIPS
POSITION WITH TRUST            TENURE     OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Louis Navellier*            Trustee and     12      Mr. Navellier is and has been the CEO and        None
 44                          President               President of Navellier & Associates Inc., an
 One East Liberty            since May               investment management company since 1988; CEO
 Third Floor                 10, 1993                and President of Navellier Management, Inc., an
 Reno, NV 89501                                      investment management company since May 10,
 Trustee and President                               1993; CEO and President of Navellier
                                                     International Management, Inc., an investment
                                                     management company, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment management
                                                     company, since November 30, 1995; and has been
                                                     editor of MPT Review from August 1987 to the
                                                     present and was publisher and editor of the
                                                     predecessor investment advisory newsletter OTC
                                                     Insight, which he began in 1980 and wrote
                                                     through July 1987.
--------------------------------------------------------------------------------------------------------------------
 Arnold Langsen              Trustee          7      Professor Langsen is currently retired. He was   None
 82                          since 1995              Professor Emeritus of Financial Economics,
 2206 209th Place N.E.                               School of Business, California State University
 Sammamish, WA 98074                                 at Hayward (1973-1992); Visiting Professor,
 Trustee                                             Financial Economics, University of California
                                                     at Berkeley (1984-1987).
--------------------------------------------------------------------------------------------------------------------
 Barry Sander                Trustee         11      Currently retired as of December 1, 1998,        None
 53                          since 1995              formerly he was the President and CEO of Ursa
 1835 Ashland Mine Rd.                               Major Inc., a stencil manufacturing firm and
 Ashland, OR 97520                                   had been for the past nine years.
 Trustee
--------------------------------------------------------------------------------------------------------------------
 Joel Rossman                Trustee         11      Currently retired as of March 15, 1998.          None
 52                          since 1995              Formerly he was President and CEO of Personal
 2921 California                                     Stamp Exchange, Inc., a manufacturer, designer
 San Francisco, CA 94115                             and distributor of rubber stamp products. He
 Trustee                                             had been President and CEO of Personal Stamp
                                                     Exchange for the preceding 10 years.
--------------------------------------------------------------------------------------------------------------------
 Jacques Delacroix           Trustee         11      Professor of Business Administration, Leavy      None
 59                          since 1995              School of Business, Santa Clara University
 519 Chestnut Street                                 (1983- present).
 Santa Cruz, CA 95060
 Trustee
--------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer       12      Mr. Kuyper is COO of Navellier & Associates,     None
 45                          since 1995              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
 Treasurer                                           Inc. and for Navellier Securities Corp., since
                                                     1993.
--------------------------------------------------------------------------------------------------------------------

*Interested Person

Each Trustee will hold office until the Trust's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

                                                 THE NAVELLIER PERFORMANCE FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE NAVELLIER PERFORMANCE FUNDS
RENO, NEVADA

      We have audited the accompanying statements of net assets of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio, Navellier Large Cap Value Portfolio and Navellier Aggressive Small Cap Equity Portfolio, each a series of shares of The Navellier Performance Funds as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Navellier Aggressive Growth Portfolio, Navellier Mid Cap Growth Portfolio, Navellier Aggressive Micro Cap Portfolio, Navellier Small Cap Value Portfolio, Navellier Large Cap Growth Portfolio, Navellier Large Cap Value Portfolio and Navellier Aggressive Small Cap Equity Portfolio as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 15, 2002

                                     PART C

                                OTHER INFORMATION

ITEM 23  FINANCIAL STATEMENTS AND EXHIBITS

    1. FINANCIAL STATEMENTS:

       (a) N/A

       (b) Included in Part B of this Registration Statement:


           (i) Annual Report as of December 31, 2001.


       (c) Included in Part C of this Registration Statement: none

    All other statements and schedules have been omitted because they are not applicable or the information is shown in the Financial Statements or Financial Highlights or notes thereto.

    2. EXHIBITS:

 EXHIBIT NUMBER      DESCRIPTION
 --------------      -----------

       1.1           Certificate of Trust of Registrant [initial N-1A filed December 8, 1995]*

       1.2           Declaration of Trust of Registrant [initial N-1A filed December 8, 1995]*

        2            By-Laws of Registrant [initial N-1A filed December 8, 1995]*

        3            None

        4            None

        5            Investment Management Agreement between the Navellier Aggressive Growth Portfolio and
                     Navellier Management, Inc., dated April 27, 1998 [filed May 26, 1998]*

       5.1           Investment Management Agreement between the Navellier Mid Cap Growth Portfolio and Navellier
                     Management, Inc., dated April 27, 1998 [filed May 26, 1998]*

       5.2           Investment Management Agreement between the Navellier Aggressive Micro Cap Portfolio and
                     Navellier Management, Inc., dated April 27, 1998  [filed May 26, 1998]*

       5.3           Investment Management Agreement between the Navellier Small Cap Value Portfolio and Navellier
                     Management, Inc. dated April 27, 1998 [filed May 26, 1998]*

       5.4           Investment Management Agreement between the Navellier Large Cap Growth Portfolio and
                     Navellier Management, Inc. dated April 27, 1998 [filed May 26, 1998]*

       5.5           Investment Management Agreement between the Navellier Large Cap Value Portfolio and Navellier
                     Management, Inc. dated April 27, 1998 [filed May 26, 1998]*

       5.6           Investment Management Agreement between Navellier Management, Inc. and The Navellier
                     Aggressive Small Cap Equity Portfolio dated April 27, 1998  [filed May 26, 1998]*

       6.1           Distribution Agreement dated October 17, 1995 [initial N-1A filed December 8, 1995]*

       6.2           Selected Dealer Agreement (specimen) [initial N-1A filed December 8, 1995]*

        7            None

       8.1           Administrative Services, Custodian, Transfer Agreement with Rushmore Trust & Savings, FSB
                     [initial N-1A filed December 8, 1995]*

       8.2           Navellier Administrative Services Agreement [initial N-1A filed December 8, 1995]*

       9.0           Trustee Indemnification Agreements [initial N-1A filed December 8, 1995]*

       10            Consent of Counsel [filed herewith]

       11            Consent of Independent Auditors as to Performance Fund Portfolios [filed herewith]

      11.1           Consent of Independent Auditors as to Aggressive Small Cap Equity Portfolio [filed herewith]

       12            None

       13            Subscription Agreement between The Navellier Performance Funds and Louis Navellier, dated
                     October 17, 1995 [initial N-1A filed December 8,  1995]*

      13.1           Investment Adviser Operating Expense Reimbursement Agreement [initial N-1A filed December 8,
                     1995]*

       14            None

       15            12b-1 Distribution Plan for the Navellier Aggressive Growth Portfolio [initial N-1A filed
                     December 8, 1995]*

      15.1           12b-1 Distribution Plan for the Navellier Mid Cap Growth Portfolio dated October 30, 1996
                     [Post-Effective Amendment No. 4 filed November 26,  1996]*

      15.2           12b-1 Distribution Plan for the Navellier Small Cap Value Portfolio [Post-Effective Amendment
                     No. 7 filed November 14, 1997]*

      15.3           12b-1 Distribution Plan for the Navellier Large Cap Growth Portfolio [Post-Effective
                     Amendment No. 7 filed November 14, 1997]*

      15.4           12b-1 Distribution Plan for the Navellier Large Cap Value Portfolio [Post-Effective Amendment
                     No. 7 filed November 14, 1997]*

      15.5           12b-1 Distribution Plan for the Navellier Aggressive Small Cap Equity Portfolio
                     dated March 30, 1998 filed March 31, 1998 via EDGAR incorporated by reference*

      15.6           12b-1 Distribution Plan for the Navellier Aggressive Micro Cap Portfolio dated April 27,
                     1998  [filed May 26, 1998]*

       16            N/A


*    Denotes the document is incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         (a) As is described in the Statement of Additional Information ("Control Persons and Principal Holders of Securities") the Fund was initially but no longer is controlled by Louis Navellier, the sole stockholder, officer, and director of the Investment Advisor, who also serves as Trustee and in various officer positions with the Fund (as described more fully under "The Investment Advisor, Distributor, Custodian and Transfer Agent" in the Statement of Additional Information).

         (b) The Distributor Navellier Securities Corp. (incorporated under the laws of the State of Delaware) is wholly-owned by Louis G. Navellier, who is also a stockholder, director, and officer of the Investment Advisor and a Trustee and officer of the Fund.

ITEM 25.  INDEMNIFICATION

    The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

    Section 9 of the Distribution Agreement between the Fund and Navellier Securities Corp., provides for indemnification of the parties thereto under certain circumstances.

    Section 4 of the Advisory Agreement between the various portfolios of the Fund and the Investment Advisor provides for indemnification of the parties thereto under certain circumstances.

ITEM 26.  BUSINESS AND OTHER CONNECTION OF THE INVESTMENT ADVISER

    Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:


Name and Principal            Positions Held with Registrant                     Principal Occupations During
Business Address              and Its Affiliates                                 Past Two Years
------------------            ------------------------------                     ---------------------------------
Louis Navellier One East      Trustee and President of The Navellier             Mr. Navellier is and has been the CEO and
Liberty Third Floor           Performance Funds, one of Portfolio Managers       President of Navellier & Associates Inc.,
Reno, NV 89501                of the Aggressive Growth Portfolio, the            an investment management company since 1987; he
                              Mid Cap Growth Portfolio and the Aggressive        is and has been CEO and President of Navellier
                              Micro Cap Portfolio.  Mr. Navellier                Management, Inc.; he is one of the Portfolio
                              is also the CEO, President, Treasurer, and         Managers for the Investment Adviser to this Fund
                              Secretary of Navellier Management, Inc., a         and one of Portfolio Managers to The Navellier
                              Delaware Corporation which is the Investment       Millennium Funds; President and CEO of Navellier
                              Adviser to the Fund.  Mr. Navellier is also        Securities Corp., the principal Underwriter to
                              the CEO, President, Treasurer and Secretary        this Fund and The Navellier Millennium Funds;
                              of Navellier Securities Corp., a Delaware          CEO and President of Navellier Fund Management,
                              corporation, which is the Distributor of the       Inc. and investment advisory company, since
                              Fund. Mr. Navellier is also CEO, President,        November 30, 1995; and has been editor of MPT
                              Secretary, and Treasurer of Navellier &            Review from August 1987 to the present, and was
                              Associates Inc., Navellier Publications, Inc.,     publisher and editor of the predecessor investment
                              MPT Review Inc., and Navellier International       advisory newsletter OTC Insight, which he began in
                              Management, Inc.; Trustee and President of The     1980 and wrote through July 1987.
                              American Tiger Funds

ITEM 27.  PRINCIPAL UNDERWRITERS


    (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Millennium Funds.


    (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:



Name and Principal      Position and Offices          Positions and Offices
Business Address        with Underwriter              with Registrant
------------------      --------------------          ---------------------
Louis Navellier         CEO, President, Director,     Trustee, President and
One East Liberty,       Treasurer and Secretary       CEO
Third Floor
Reno, NV 89501

    (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer agent at 4922 Fairmont Avenue, Bethesda, MD 20814.

ITEM 29.  MANAGEMENT SERVICES

    Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

    The Fund hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without change.

    The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Reno, and State of Nevada on the 30th day of April, 2002.



                             THE NAVELLIER PERFORMANCE FUNDS


                             By: /s/ Louis Navellier
                                 ---------------------
                                 Louis Navellier
                                 President and Trustee



    The Navellier Performance Funds, and each person whose signature appears below hereby constitutes and appoints Louis Navellier as such person's true and lawful attorney-in-fact, with full power to sign for such person and in such person's name, in the capacities indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney-in-fact to any and all amendments to said Registration Statement.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons or their attorneys-in-fact pursuant to authorization given on October 17, 1995, in the capacities and on the date indicated:


/s/ Louis Navellier
------------------------     Trustee and President
Louis Navellier(1)           (Principal Executive          April 30, 2002
                             Officer), Treasurer

/s/ Joel Rossman
------------------------     Trustee
Joel Rossman                                               April 30, 2002

/s/ Barry Sander
------------------------     Trustee
Barry Sander                                               April 30, 2002

/s/ Arnold Langsen
------------------------     Trustee
Arnold Langsen(2)                                          April 30, 2002

/s/ Jacques Delacroix
------------------------     Trustee and Secretary
Jacques Delacroix                                          April 30, 2002


1    These persons are interested persons affiliated with the Investment
Advisor.

2    This person, although technically not an interested person affiliated with the Investment Adviser, does provide consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.